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                                                                   Exhibit 10.9


                               AGREEMENT LGC950D

                                    FOR THE

                LICENSE, SUBLICENSE, AND MAINTENANCE OF SOFTWARE

                                    BETWEEN

                                  CEMAX, INC.

                                      AND

                                  AT&T, CORP.

This Agreement is entered into by and between CEMAX, INC., a California corporation, having a place of business at 47281 Mission Falls Court, Fremont, CA 94539, and AT&T CORP., a New York corporation, having a place of business at I85 and Mount Hope Church Road, Greensboro, NC 27420, effective as of this 15th day of September, 1994 ("Effective Date") to facilitate the license/Sublicense/distribution of the Software as defined below and the maintenance of the Software in accordance with the terms and conditions contained herein. The parties agree as follows:

1.   PARTIES

     The term "Supplier" refers to CEMAX, INC., the party to whom an Order (as defined in the clause ORDER) is issued. The term "Company" refers to the party issuing the Order, which may be AT&T CORP.

2.   REPRESENTATIVES

     Company's Purchasing Representative under this Agreement shall be C.C. ISLEY, Purchasing Manager. Company's Technical Representative under this Agreement shall be MIKE FOLEY, Director of Operations, or other such person as designated by Company's Purchasing Representative per the provisions of the clause NOTICES. Supplier's representative under this Agreement shall be DOUGLAS MERK, Director of Operations, or other such person as designated by Supplier per the provisions of the clause NOTICES.

3.   EFFECTIVE DATE AND TERM OF AGREEMENT

     This Agreement shall become effective as of the Effective Date and shall continue in effect for a period of three (3) years thereafter, unless terminated earlier in accordance with the provisions of this Agreement. Thereafter, this Agreement may be renewed prior to expiration by written Agreement of the parties for additional successive one (1) year terms. Notwithstanding the foregoing, Company may terminate this Agreement upon thirty (30) days' prior written notice to Supplier. The amendment or termination of this Agreement shall not affect the obligations of the Company or Supplier under any then existing Order issued under this Agreement, but said Order, unless terminated, shall continue in effect as though this Agreement had not been amended or terminated, as the case may be, and were still in effect with respect to said Order. Furthermore, subject to the terms and conditions of this Agreement, Company shall retain the right to obtain licenses for additional copies for any Software (as defined in the clause titled LICENSE GRANT below), which was ordered under this Agreement before such amendment or termination by Company for convenience pursuant to this Section 3.

4.   ORDER

     The term "Order" shall mean Company's form of purchase order or schedule used for the purpose of ordering the license or maintenance of Software. Each Order shall reference this Agreement thereby incorporating the terms and conditions of this Agreement in such Order. Orders shall be subject to Supplier's written acceptance. If notice of rejection of an Order is not received by Company within

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     twenty (20) days from the date of Supplier's receipt of an Order, such
     Order shall be deemed to have been accepted by Supplier.

5.   CONTENTS OF ORDER

     An Order for the license, Sublicense or maintenance of Software shall be written on Company's form of purchase order or schedule and shall contain the following:

     1.   The incorporation by reference of this Agreement;

     2. A complete list of the Software to be included in the license, including a reference to and incorporation of the applicable Basic Materials;

     3.   The fee for the Software furnished and license granted;

     4. The location or locations at which the Software is to be delivered and invoiced;

     5. Maintenance in accordance with this Agreement including Company's Centralized Support Organization, if applicable;

     6.   Any other special terms and conditions agreed upon by both parties.

6.   ORDER TERMINATION

     An Order may be terminated by Company, at no charge, at least sixty (60) days prior to shipment by Supplier to Company. Company shall notify Supplier in writing of any such termination. Company may at any time under this Agreement, change the purchase order quantity only in accordance with the schedule below:

    Number of Days Prior to Scheduled Shipment
    Date that Supplier Receives Written Notice     Allowable Increase/Allowable Decrease of
      of Cancellation                              Purchase Order Quantity
    0-30                                             [ *
    31-60
    61-90                                            * ]

     In the event Company cancels an order for Software, Company will pay the following cancellation charges:

    Number of Days Prior to Scheduled Shipment
    Date that Supplier Receives Written Notice     Cancellation Charge as a Percentage of
      of Cancellation                              Supplier's then current Software list fee
    0-30                                            [ *
    31-60
    61 or more                                       * ]


     If Company cancels an order which has been rescheduled the cancellation charge will be determined using the originally scheduled delivery date. Company may reschedule an order only once.

7.   INVOICES AND TERMS OF PAYMENT

     Invoices for the charges specified in an Order shall be submitted by Supplier to the address specified in the Order. Invoices for the initial released Software shall not be rendered prior to acceptance of the Software. Thereafter Supplier may issue invoices to Company for Company Orders upon Supplier's shipment of Software. Invoices shall be paid net thirty (30) days from the date of receipt of invoice by Company unless payment terms more favorable to Company are on Supplier's invoices and Company elects to pay on such terms. All payments shall be made by check or wire transfer.

8.   LICENSE GRANT

     A. Supplier hereby grants to Company a perpetual, nonexclusive, nontransferable (except as expressly set forth in this Agreement) license (without right to sublicense) to Use for internal Company purposes only the Software, including all media on which it may be recorded or stored, which license shall be subject to

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     License Fees (as defined herein below). Company will have the right to copy the Software for its internal Use pursuant to this Section titled LICENSE GRANT, provided that Company's Use of the Software will be subject to Supplier's issuance of a license key to Company subsequent to Company's payment of the applicable License Fees for the copies of the Software generated by Company. For purposes of this Agreement, the term "Software" shall mean the computer software program and firmware specified in Attachment A in machine executable object code format, Updates to the Software as defined in the clause titled SUPPLIER MAINTENANCE, and the Basic Materials defined in the clause SOFTWARE AND PROGRAMMING AIDS AND BASIC MATERIAL.

     B. For purposes of this Section titled LICENSE GRANT, "Use" shall mean use by employees, agents and contractors of Company having authorized access to the computer on which the Software is permitted to be operated by Company, which use is in accordance with the terms and conditions of the software license agreement that Company uses to license Company's software of a similar nature to end users and that prohibits time sharing. Contractors of Company shall be permitted to use the Software solely for the purpose of assisting Company in supporting the Software pursuant to the clause titled CENTRALIZED MAINTENANCE of this Agreement and only if Company enters into written agreements with such contractors binding them to the provisions of a software license agreement that Company uses to license Company's software of a similar nature to end users and that prohibits time sharing.

     C. Company may Use one backup copy of the Software for the sole purpose of implementing a Company restoration plan or for the purpose of testing a Company restoration plan.

9.   DISTRIBUTION/SUBLICENSE BY COMPANY

     A. Supplier hereby grants to Company the non-exclusive right to sublicense the Software only to End Users ("Sublicense") and to make copies of the Software for Sublicenses pursuant to this Section titled DISTRIBUTION/SUBLICENSE, provided that Company's Sublicense of the Software will be subject to Supplier's issuance of a license key to Company subsequent to Company's payment of the applicable License Fees for the copies of the Software generated by Company in accordance with this Section titled DISTRIBUTION/SUBLICENSE. All obligations, undertakings and indemnifications by Supplier under this Agreement that have a material affect on use of Software by End Users in accordance with this Agreement shall run and inure to the benefit of Company and such End Users. For purposes of this Agreement "End Users" shall mean Company customers that obtain the Software only for their own internal use and not for relicense, distribution, or transfer to third parties (for purposes of this Agreement, "End Users"). Company shall have the right to distribute the Software together with other Company or third party products or services as part of a total product offering or alone after an earlier total product and/or service offering by Company which adds value to the Software. Company shall have no right to distribute the Software through subdistributors, resellers, or any third party without the prior written consent of Supplier, except through centralized purchasing agents of End Users, where such agents are Sublicensing the Software for distribution to End Users within a health care provider network ("Health Care Purchasing Agent") and only provided that such Health Care Purchasing Agents agree in writing to be bound by all applicable provisions of this Agreement, and further provided that Company guarantees such Health Care Purchasing Agent's performance and makes Supplier a direct and intended third party beneficiary of such agreements. No Sublicense shall release Company from its obligations under this Agreement. Supplier further grants to Company a
     non-exclusive, royalty-free license (i) to use [ *      * ] copies of the
     Software solely for the purposes of acceptance testing by Company; (ii) to use (1) copy of the Software solely for the purpose of demonstrating the Software during Company's marketing and promotion of the Software and training of End Users in the Software's use; (iii) to make copies of the Software only as required for backup or archival purposes; and (iv) to use copies of the Software in accordance with Section 15, CENTRALIZED MAINTENANCE, solely for Software maintenance.

     B.  TRIAL SUBLICENSES

     Company is entitled to grant to End Users, at no charge, up to [ *     * ]
     temporary evaluation Sublicenses at any one time which Sublicenses shall be subject to the terms and conditions of the Sublicense

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     Agreement (as defined below). Such Sublicenses shall be for evaluation
     purposes only and shall be for a period not to exceed [ *     * ] days with
     respect to any one End User. After the [ *     * ] day period, Company
     shall secure the return from or destruction by the trial Sublicensee of the temporary evaluation Software, or issue an Order for the payment of License Fees to Supplier. Software provided to End Users under such evaluation Sublicenses is provided by Supplier "AS IS", and Company shall Sublicense Software for evaluation on an "AS IS" basis.

     C.  REQUIRED PROVISIONS OF SUBLICENSE

     Each Sublicense must be in the form of a written agreement. Every Sublicense agreement shall contain terms and conditions substantially similar to the terms and conditions Company uses to license Company's Software of a similar nature to Company's end user customers ("Sublicense Agreement"). Sublicense Agreements shall state that Supplier is a direct and intended third party beneficiary under each Sublicense Agreement.

     D.  TRANSLATIONS

     Supplier also grants Company the right to translate into languages other than English the following: the End User documentation and promotional material.

10. LICENSE AND MAINTENANCE FEES

     The license fees set forth in Attachment A attached hereto less the discounts set forth in Attachment B to this Agreement equals the license fee payable by Company for each Software Sublicense ordered by Company under an Order issued pursuant to this Agreement. Supplier's list fees shall not exceed the list fees set forth in Attachment A for the [ *
             * ] period immediately following the Effective Date. Thereafter, Company shall pay Supplier's standard list fees then in effect for such Software less the discounts set forth in Attachment B. Company's license fees payable with respect to the Software are hereinafter referred to as "License Fees". Supplier will notify Company in writing at least [ *
       * ] days in advance of any increase or decrease in Supplier's list fees. A separate License Fee shall be payable for each copy of the Software licensed to an End User for use on a single designated computer and for each concurrent user licensed to use the Software in a network. Except for the provisions contained in the clause PRICE ADJUSTMENT of this Agreement,
     all License Fees shall remain firm and fixed for the [ *           * ]
     period immediately following the Effective Date. During the [ *
         * ] period immediately following the Effective Date, the fees for the maintenance described in the clause titled SUPPLIER MAINTENANCE below shall be included in the License Fee. Thereafter, Company shall pay Supplier's standard maintenance fees then in effect for such Software maintenance ("Maintenance Fees"). The difference between Company's fees to End Users and the sum of Supplier's License Fees and Maintenance Fees shall be Company's sole remuneration for distribution and maintenance of the Software.

11. SOFTWARE AND PROGRAMMING AIDS AND BASIC MATERIAL

     On the delivery date, Supplier shall furnish to Company, at no additional charge, at least the following Basic Materials:

     1. Ordered software in machine executable object code format (the fully compiled or assembled series of instructions, written in machine language, ready to be loaded into the computer), stored in a medium compatible with the equipment supported by Supplier as set forth in the Specifications (as defined below), or if different, as described in an accepted Order;

     2. End User documentation and installation and system administration documentation and relevant support documentation procedures;

     3. The Software Specifications, as well as the required machine configuration;

     4. With respect to Software ordered, sample data output, such as printouts or typical screen displays, and any other programs, routines, subroutines, utility or service programs, flow charts, logic diagrams and listings, descriptive specifications and acceptance specifications or related material that Supplier

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        may have which is necessary or useful for full implementation and use of the Software and which Supplier normally furnishes to users of the Software without additional charge.

12. SPECIFICATIONS

     The term "Specifications" shall mean Supplier's then current published specifications and End User documentation for the Software. For each new version of the Software that requires a change to Supplier's published specifications, Supplier will provide to Company a copy of such revised specification during Supplier's alpha testing process as well as final production Software Documentation.

13. STANDARD OF PERFORMANCE AND ACCEPTANCE OF SOFTWARE

     A. The intent of this clause is to establish that Supplier's Specifications have been met before the Software is accepted by Company.

     B. The Software, when accepted by the Company shall be deemed to have met Supplier's Specifications. If Company has not provided written notice of
     rejection of the Software within [ *       * ] days after delivery of the
     Software to Company, the Software shall be deemed accepted. Company shall have the right to reject the Software for a material nonconformity with the Specifications. If Company finds such a nonconformity in the Software, Company shall notify Supplier promptly of its rejection in a writing specifying the nonconformity in detail and sufficiently for Supplier to reproduce the nonconformity. If Supplier confirms the nonconformity, Supplier will use commercially reasonable efforts to correct the nonconformity and deliver to Company a corrected version of the Software
     within [ *       * ] days after confirmation by Supplier of the
     nonconformity. The parties then shall repeat the foregoing acceptance procedure.

     C. The Software need not be accepted and Company shall not have any obligations under this Agreement or an Order unless the Software is accepted by Company.

14. WARRANTY

     A. Supplier warrants to Company and End Users that the Software will substantially conform to and perform in accordance with the Specifications when used properly in accordance with the End User documentation for a
     period of [ *     * ] after installation of the Software for the End User,
     but in no event more than [ *              * ] after delivery of the
     Software license key to Company by Supplier. Supplier also warrants that the media containing the Software will be free from defects in material and
     workmanship for the shorter of (i) a period of [ *     * ] days after
     delivery of the Software by Company to an End User, or (ii) [ *
       * ] days after delivery of the Software to Company by Supplier. Supplier also warrants that, if the Specifications state that the Software is to be used in conjunction with certain data processing equipment, the Software only shall be compatible with that equipment. In the event that the Software does not conform to the foregoing express limited warranty, during the applicable warranty period stated above in this Section 14.A Company promptly shall notify Supplier of such defect in writing, specifying in detail the nonconformity and information sufficient for Supplier to reproduce such nonconformity. Company shall be responsible for and shall coordinate all communication with End Users concerning warranty claims and maintenance and support requests. Supplier's sole liability and Company and its End Users' exclusive remedy for Supplier's breach of the foregoing warranty shall be that Supplier will use commercially reasonable efforts to correct such nonconformities and restore the Software to conforming condition without additional charge to Company or End Users if Supplier confirms that the Software, or any portion thereof, contains a material nonconformity. Supplier further warrants that to the best of Supplier's knowledge, (i) as to Software to which Supplier does not have title, Supplier has a license in the Software sufficient to permit the license of the Software to Company and End Users, and (ii) Supplier has full right, power and authority to license the Software to Company and End Users as provided in this Agreement, provided that Company and its End Users' exclusive remedy and Supplier's sole liability for breach of the warranty stated in this sentence shall be as set forth in Section 32 below. Unless otherwise prohibited by applicable law, Company shall not pass on to its End Users a warranty with respect to the Software of greater scope or protection than that set forth in this Section 14 without Supplier's prior written consent and shall pass on

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     to End Users the limited remedies set forth in this Section 14.A and the warranty disclaimer and limitation of liability set forth in Sections 14.C and 34. All warranties shall survive inspection, acceptance and payment.

     B. Company acknowledges that the Software contains a software lock and certain disabling devices described in Attachment D which may be activated if the Software is not used in accordance with the terms and conditions of this Agreement and the Specifications. Except as set forth in the preceding sentence, Supplier warrants that to its knowledge Supplier has not intentionally inserted into the Software any computer virus, computer worm, or computer time bomb. Supplier shall promptly advise Company, in writing, upon reasonable suspicion or actual knowledge that the Software provided under this Agreement contains such a computer virus, computer worm or computer time bomb other than those disclosed herein.

     C. EXCEPT FOR THE WARRANTIES OF TITLE AND AGAINST INFRINGEMENT SET FORTH IN SECTION 14.A AND THE OTHER EXPRESS WARRANTIES SET FORTH IN SECTION 14.A, SUPPLIER MAKES NO WARRANTIES, EXPRESS, IMPLIED, STATUTORY, ORALLY OR OTHERWISE WITH RESPECT TO THE SOFTWARE AND SUPPLIER SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE

15. CENTRALIZED MAINTENANCE

     A. All Software maintenance, including Updates provided by Supplier shall be provided only to the Company's Centralized Support Organization and Supplier will, in that event, only respond to maintenance requests which emanate from the Company's Centralized Support Organization. This Organization will be responsible for maintenance and support and distribution of the Software to all licensed installations. Subject to
     Section 15.B below, Supplier grants Company the right to transmit Updates to the Software to End Users by means of data links from Company's Centralized Support Organization to each licensed installation.

     B.  Supplier agrees to provide one (1) maintenance copy of the Software to
     Company at [ *     * ] and additional maintenance copies of the Software as
     needed in response to Company's written requests subject to Company's payment of License Fees for each such additional copy of the Software. Company agrees that the maintenance copies provided to Company will be used only to perform Software maintenance and support to End Users in accordance with Attachment C attached hereto and the other terms and conditions of this Agreement. Company may incorporate Software into a Company maintenance system or Company application support software solely for debugging purposes, provided that if Company decides to incorporate the Software as described in this sentence, Company shall notify Supplier in advance and shall pay to Supplier Supplier's then current license fees for such use of the Software.

     C. Company shall offer to all End-Users maintenance service with respect to the Software. Software maintenance shall be provided by Company to End-Users under Software maintenance agreements incorporating terms and conditions consistent with Company and Supplier's maintenance obligations set forth in this Agreement ("Software Maintenance Agreements"). Supplier will provide back-up maintenance to Company in accordance with the provisions of the clause titled SUPPLIER MAINTENANCE set forth below.

     D. Company agrees that Company is responsible for supporting all Software it distributes. Company shall maintain staff support personnel sufficiently knowledgeable with respect to the Software to answer End-User questions regarding the use and operation of Software marketed by Company. Company shall ensure that all End-User questions regarding the use or operation of Software marketed by Company are initially addressed to and answered by Company. Supplier will provide training and support to Company in accordance with the clause titled TRAINING below, but Company shall not represent to any third party that Supplier is available to answer questions from any End-User or other customer directly.

     E. Company shall incorporate all Updates into all Software provided by Company to an End User pursuant to a Software Maintenance Agreement. All Updates, support services, problem resolutions, and

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     the like shall be performed by Company and Supplier in accordance with the procedures and policies contained in ATTACHMENT C to this Agreement.

     Company's designated internal maintenance organization as of the Effective Date is ________________________ . Company shall be responsible for notifying Supplier in writing immediately of any change to such maintenance organization.

16. SUPPLIER MAINTENANCE

     Supplier shall promptly furnish to Company during the term of this Agreement, error corrections, bug fixes, work-arounds, and other similar modifications to the Software, in each case that Supplier generally makes available to its customers free of charge ("Updates") but not including modifications to the Software that add significant new features or functionality and shall provide to Company any revisions made by Supplier to the Basic Materials to reflect the Updates. All such Updates shall be considered Software subject to the terms and conditions of this Agreement. All Updates, support services, problem resolutions, and the like shall be performed by Supplier in accordance with the procedures and policies contained in ATTACHMENT C to this Agreement. Supplier will support only the then-current version of the Software incorporating the most recent Update and one (1) prior version of the Software incorporating the immediately previous Update.

17. PRODUCT RETURNS

     Supplier shall notify Company, in writing, of any decision to discontinue production, marketing, licensing or other distribution of the Software for any reason including, without limitation, the availability of a new version of the Software that contains significant new features or functionality as
     determined by Supplier ("Upgrade") within [ *       * ] of said decision
     ("Notice of Discontinuation"). Company may exchange such discontinued undistributed Software that (i) Company obtained from Supplier within
     [ *         * ] prior to Company's receipt of the Notice of
     Discontinuation, (ii) is in its original packaging, and (iii) for which Company has paid Supplier the License Fees, for an Upgrade to such Software if Supplier has made such an Upgrade generally available to End Users or its other distributors. In addition, Company may cancel, [ *
         * ] , any or all outstanding Orders for such discontinued Software.

18. REPORTING AND AUDITS

     A. REPORTS. Company agrees to provide Supplier with a quarterly report showing, at a minimum, date Sublicensed, quantity of each type of Software Sublicensed, Software license identification number, CPU serial number, and the End Users' names and addresses. This report must be forwarded to Supplier within five (5) days of the close of each quarter. Such report shall also include all Company Maintenance Fees that accrued to Supplier under Section 10 during such month together with a reasonably detailed calculation of such Company Maintenance Fees and payments.

     B. MEDICAL DEVICE REPORTING. Pursuant Medical Device Reporting (MDR) Regulations, the Supplier is required to report to the FDA any information that reasonably suggests that one of its marketed devices may have caused or contributed to a death or serious injury or has malfunctioned and that the device would be likely to cause or contribute to a death or serious injury if the malfunction were to recur. Company agrees to supply any such information to the Supplier within twenty-four (24) hours after becoming aware of it so that the Supplier can comply with the FDA reporting requirements. Company agrees to use its best efforts to investigate the information as requested by the Supplier and supply to the Supplier details of the event that are necessary in order to complete the report. Supplier shall maintain and manage a complaint and return file comprised of any and all Software complaints and returns received by the Company in connection with the Software subject to this Agreement. Company shall cooperate with and assist Supplier in locating and retrieving if necessary, recalled Software from End Users. Company shall maintain records of Sublicenses of Software to End Users and shall make such records available to the Supplier as needed, upon request from the Supplier.

     C. AUDITING. Company agrees to make and to maintain complete and accurate books, records and accounts regarding Software Sublicenses (including without limitation, whether the Sublicense is

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     a single-user license or a network license, and if the latter, the number of concurrent users permitted under the Sublicense), Company's Software Sublicenses and payments due Supplier hereunder. Such records shall include all End User names, addresses, license identification number, CPU serial number, type and number of Software acquired, as well as a complete record of all End Users who have subscribed for maintenance or support service. Supplier shall have the right, exercisable not more than once every calendar quarter, at its expense to have an independent certified public accountant examine such books, records and accounts during Company's normal business hours to verify Company's reports on the amount of payments due Supplier under this Agreement. If any such examination discloses a shortfall in payment to Supplier, Company agrees to promptly pay Supplier for such shortfall and, if such shortfall is more than five percent (5%) for any month, to promptly reimburse Supplier for its auditing expense upon written request by Supplier. Company will deliver one (1) copy of all such records to Supplier promptly upon termination or expiration of this Agreement.

19. GOVERNMENT CONTRACT PROVISIONS

     If Company is acquiring Software on behalf of any part of the United States Government, Company shall sublicense the Software only with Supplier's prior written consent and the following provisions will apply. Use, duplication or disclosure of the Software by the United States Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Department of Defense Regulations Supplement 252.227-7013, Rights in Technical Data and Computer Software, or Federal Acquisition Regulation 52.227-14, Rights in Data-General, including Alternate III, or Federal Acquisition Regulations 52.227-19, each as applicable; Contractor is CEMAX, Inc., 47281 Mission Falls Court, Fremont, California 94539. Subject to the foregoing and Supplier's prior review and approval, if an Order contains a notation that the Software is intended for use under a Government Contract, it shall be subject to the then current Government Contract Provisions printed on or attached to such Order and the Supplier will mark the Software with the appropriate legend or notice.

20. FOB

     The Software shall be shipped FOB, Fremont, CA.

21. RISK OF LOSS

     If any Software is lost, damaged or made invalid during shipment, Supplier will promptly replace the Software and Software storage media at no additional charge to Company. If any Software is lost or damaged while in the possession of Company, Supplier will promptly replace the Software at the established charge for the Software storage media unless such is provided by Company.

22. ASSIGNMENT

     BY SUPPLIER OR COMPANY

     Neither party shall assign any right or interest under this Agreement or an Order (excepting monies due or to become due) nor delegate any work or other obligation to be performed or owed by such party under this Agreement or an Order without the prior written consent of the other party, except as expressly stated in this Section 22. Supplier shall have the right to assign this Agreement and delegate its duties to successors to all or substantially all of the business or assets of Supplier concerning the subject matter hereof, whether by merger, reorganization, acquisition, asset sale, or otherwise. Supplier will provide Company with written notice of any such permitted assignment. Except for assignment to a successor, any assignment of monies shall be void and ineffective to the extent that (1) Supplier shall not have given Company at least thirty (30) days' written notice of such assignment or (2) such assignment attempts to impose upon Company obligations to the assignee additional to the payment of such monies, or to preclude Company from dealing solely and directly with Supplier in all matters pertaining to this Agreement or an Order including the negotiation of amendments or settlements of charges due. Upon an assignment by Supplier or Company to a successor in interest in accordance with this Section 22, all references herein to Supplier or Company shall be deemed to include such successor in interest.

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     The assignment shall neither affect nor diminish any rights or duties that
     Supplier or Company may then or thereafter have as to Software Orders submitted by Company and accepted by Supplier prior to the effective date of the assignment, provided that upon the acceptance of the assignment and assumption of the duties under this Agreement or the Order by the assignee, the assigning party shall be released and discharged, to the extent of the assignment, from all further duties under this Agreement or the Order as to Software so assigned. Any attempted assignment or delegation in contravention of the above provisions shall be void and ineffective.

     BY COMPANY

     Notwithstanding the foregoing provision of the first paragraph of this
     Section 22, ASSIGNMENT, Company shall have the right to assign this Agreement or an Order and to assign its rights and delegate its duties under this Agreement or an Order either in whole or in part ("assignment"), at any time and without Supplier's consent, to any of its present or future Affiliated Companies, or to any combination of the foregoing. Company shall give Supplier written notice of any assignment. For purposes of this Agreement, "Affiliated Companies" shall mean any corporation or other business entity during the term of this Agreement in which, but only for so long as, Company owns or controls directly or indirectly, more than fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors, or such lower percentage if required by law. Upon an assignment by Company to an Affiliated Company in accordance with this
     Section 22, all references herein to Company shall be deemed to include such successor in interest or Affiliated Company.

23. CHOICE OF LAW

     The construction, interpretation and performance of this Agreement, Orders issued pursuant to this Agreement and all transactions under either of them shall be governed by the laws of the State of New Jersey, excluding its choice of law rules and excluding the Convention for the International Sale of Goods. The parties agree that the provisions of Article 2 "Sales" of the New Jersey Uniform Commercial Code apply to this Agreement and an Order and all transactions under either of them, including agreements and transactions relating to the furnishing of services, the lease or rental of material, and the license of Software.

24. COMPLIANCE WITH LAWS

     Supplier and all persons furnished by Supplier shall comply with the Fair Labor Standards Act and the Occupational Safety and Health Act and all other applicable federal, state, county and local laws, ordinances, regulations and codes, including compliance with United States Food and Drug Administration laws and regulations and the identification and procurement of required permits, certificates, approvals and inspections, in the performance of an Order. Supplier shall indemnify Company from any loss or damage that may be sustained by reason of any failure to do so.

25. DEFAULT

     A. If either party defaults or breaches any of the material terms and conditions or covenants of this Agreement, and if the breach or default
     shall continue for a period of [ *     * ] days after the nonbreaching
     party gives the breaching party written notice thereof then, in addition to all other rights and remedies which the nonbreaching party may have at law or equity or otherwise, the nonbreaching party shall have the right to cancel this Agreement and, if the nonbreaching party is Company, any Orders placed by Company without any charge to, or obligation or liability to Company with respect to such Orders. If Company cancels this Agreement and/or any such Orders for default of Supplier, then Company shall have no obligation to make any payments accruing after such cancellation.

     B. If this Agreement expires or is terminated for any reason the licenses granted under this Agreement are terminated, except that:

        1. Company may continue to exercise its rights under the licenses stated in the clause entitled LICENSE GRANT to the extent necessary for Company to fulfill its support and maintenance obligations, if any, to its then existing customers; and

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        2.   Sublicenses granted by Company to End Users prior to termination of this Agreement, and Company's payment obligations, if any, with respect to Software ordered and received prior to expiration or termination, shall survive.

     Upon expiration or termination of this Agreement under this clause DEFAULT, Company shall have the right to [ *


                                                  * ]

26. FORCE MAJEURE

     Neither Company nor Supplier shall be responsible for any delay or failure in performance of any part of this Agreement or an Order to the extent that such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of carriers or other similar causes beyond the control and without the fault or negligence of the delayed or nonperforming party or its subcontractors.

27. HARMONY

     Each party shall be entirely responsible for all persons furnished by such party working in harmony with all others when such party is working on the other party's premises.

28. IDENTIFICATION

     Except upon request of Company's Technical Representative or with Company's Technical Representative's prior consent, Supplier shall make no use of any identification of Company or its Affiliated Companies in Supplier's advertising or promotional efforts in reference to activities undertaken by Supplier under this Agreement or an Order. The term" identification" includes any trade name, trademark, service mark, insignia, symbol or any simulation thereof, and any code, drawing, specification or evidence of Company's inspection. Supplier shall remove any such identification prior to any sale, use or disposition of Software rejected or not purchased by Company, and shall indemnify Company and its Affiliated Companies against any claim arising out of Supplier's failure to do so. This clause does not modify the USE OF INFORMATION clause. Notwithstanding the above Supplier may announce the existence of this Agreement and that Supplier is a Supplier to Company of the Software furnished under this Agreement.

29. INSIGNIA

     Upon Company's written request, "Insignia," including certain trademarks, trade names, insignia, symbols, decorative designs or packaging designs of Company, or evidences of Company's inspection will be properly affixed by Supplier to the Software furnished or its packaging. Such insignia will not be affixed, used or otherwise displayed on the Software furnished or in connection therewith without written approval by Company. Company shall retain all right, title and interest in any and all packaging designs, finished artwork and separations furnished to Supplier by Company. This clause does not reduce or modify Supplier's obligation under the IDENTIFICATION and USE OF INFORMATION clauses.

30. USE OF SUPPLIER'S TRADE NAME

     A. Company may use Supplier's trademarks, trade names and tradedress specified in Attachment E (hereafter "trade name") in marketing the Software under the following conditions:

     In order to enable Supplier to maintain control of the use of its trade name, Company agrees to comply with Supplier's reasonable guidelines regarding Supplier's trade name or will use trade names that are exact copies in design, color, and other detail of Supplier's use of trade names and shall submit samples of the usage of said trade name to Supplier for its review and approval which approval will not be unreasonably withheld. Software distributed by Company will be consistent with samples reviewed by Supplier. The rights of Company to use any trade name of Supplier will cease at the termination of this Agreement.

     Use of Supplier trade names by Company will bear no royalty. Supplier shall supply Company a list of the countries where Supplier's right to use a trade name have been established by registration or other

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     appropriate official procedures and will update such list as appropriate during the term of this Agreement; (and if no registration has been made in any country, Supplier shall so state). Subject to Supplier's prior written consent, Company shall have the option at its own expense, to seek such registration in any country on behalf of Supplier in Supplier's name. Company shall not use Supplier's trade name in countries where a registration has not been filed in Supplier's name. Company shall have the right to substitute an alternative mark for Supplier's trade name upon written notice to Company.

     All rights and goodwill in any Supplier trade name will remain with Supplier (except the rights specifically licensed in this Agreement) and any use by Company of any such trade name will inure to the benefit of Supplier.

31. INDEMNITY

     All persons furnished by Supplier shall be considered solely Supplier's employees or agents, and Supplier shall be responsible for payment of all unemployment, social security and other payroll taxes, including contributions when required by law. Supplier agrees to indemnify and save harmless Company, its affiliates and its customers and their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as "Company") from and against any losses, damages, claims, demands, suits, liabilities and expenses (including reasonable attorneys' fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the work or services performed by Supplier or persons furnished by Supplier, (2) assertions under Workers' Compensation or similar acts made by persons furnished by Supplier or by any subcontractor, or by reason of any injuries to such persons for which Company would be responsible under Workers' Compensation or similar acts if the persons were employed by Company, (3) any failure on the part of Supplier to satisfy all claims for labor, equipment, materials, and other obligations relating directly or indirectly to the performance of the Work; or (4) any failure by Supplier to perform Supplier's obligations under this clause or the INSURANCE clause. Supplier agrees to defend Company, at Company's request, against any such claim, demand or suit. Company agrees to notify Supplier within a reasonable time of any written claims or demands against Company for which Supplier is responsible under this clause.

32. INFRINGEMENT

     The following terms apply to any third party claim of infringement of any U.S. patent or trademark, and any copyright, trade secret or other proprietary interest existing in the territory in which Company distributes Software which is based on the use or Sublicense of any Software furnished to Company under this Agreement or in contemplation of this Agreement. Subject to the limitations of this Section 32 titled INFRINGEMENT as set forth below, Supplier shall defend and/or settle third party claims brought against Company or End Users alleging infringement by the Software of any U.S. patent or trademark, or copyrights, trade secrets or other proprietary rights existing in the territory in which Company distributes the Software to the extent based upon such a claim, and will pay any settlement amounts or damages finally awarded against Company or End Users (including reasonable attorneys fees and court costs) on such issue in any claim defended by Supplier, except where such infringement or claim arises solely from Supplier's adherence to Company's written instructions or directions. Each party shall notify the other promptly of any claim of infringement for which the other is responsible, shall cooperate with the other in every reasonable way to facilitate the defense of any such claim, and for claims for which Supplier is responsible, Company shall give Supplier sole control over the defense and/or settlement of such claims. Each party shall defend or settle, at its own expense, any action or suit against the other for which it is responsible under this clause.

     If Company or the End User's use of the Software shall be prevented by injunction or court order because of any such infringement or if Supplier reasonably believes that the Software may be infringing, Supplier may, at its option and with no expense to Company or its customers, (1) replace such Software with equally suitable software free of infringement, or (2) modify such Software so that it will be free of infringement and no less capable than the Software originally furnished, or (3) by license or other release from claim of infringement procure for Company's and the End Users' benefit the right to use such

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

     Software, or (4) after Supplier has demonstrated its good faith to achieve the foregoing without success, remove from distribution and accept the return of the Software from Company and End Users and refund to Company any charges paid therefor, less a reasonable amount for use.

     Notwithstanding any conflicting provision set forth above in this clause titled INFRINGEMENT, unless it is the result of written methods or procedures made by Supplier, Supplier shall have no liability for (i) claims for infringement covering completed software, products, components, or equipment or any assembly, circuit, combination, method or process in which the Software may be used when the infringement would not result from the Software when used alone; or (ii) infringements involving the modification of the Software unless such modifications were made by Supplier.

     THE FOREGOING PROVISIONS OF THIS SECTION 32 TITLED INFRINGEMENT STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF COMPANY AND SUPPLIER AND THE EXCLUSIVE REMEDY OF EACH PARTY, WITH RESPECT TO ANY ALLEGED INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, TRADEMARKS, OR OTHER INTELLECTUAL PROPERTY RIGHTS BY ANY SOFTWARE OR SERVICES LICENSED OR SOLD TO COMPANY BY SUPPLIER PURSUANT TO THIS AGREEMENT.

33. INSURANCE

     Supplier shall maintain and cause Supplier's subcontractors to maintain during the term of this Agreement (1) Workers' Compensation insurance as prescribed by the law of the state or nation in which the work is performed; (2) employer's liability insurance with limits of at least $300,000 for each occurrence; (3) comprehensive automobile liability insurance if the use of motor vehicles is required, with limits of at least
     [ *     * ] combined single limit for bodily injury and property damage for each occurrence; (4) Comprehensive General Liability ("CGL") insurance, including Blanket Contractual Liability and Broad Form Property damage,
     with limits of at least [ *     * ] combined single limit for personal
     injury and property damage for each occurrence; (5) if the furnishing to Company (by sale or otherwise) of products or materials is involved, CGL insurance endorsed to include products liability and completed operations
     coverage in the amount of [ *     * ] for each occurrence; and (6) Errors
     and Omissions Insurance in the amount of at least [ *    * ] per claim with
     an annual aggregate of at least [ *     * ] inclusive of legal defense
     costs. All CGL insurance shall designate Company, its affiliates and their officers, directors, and employees (all hereinafter referred to in this clause as "Company") as an additional insured. All such insurance must be primary and required to respond and pay prior to any other available coverage. Supplier and Supplier's subcontractors shall furnish prior to the start of work certificates or adequate proof of the foregoing insurance including, if specifically requested by Company, copies of the endorsements and insurance policies. Company shall be notified in writing at least thirty (30) days prior to cancellation of or and change in the Policy.

34. LIMITATION OF LIABILITY

     A. SUPPLIER'S LIABILITY UNDER ANY CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR UNDER ANY INDEMNITY CONTAINED IN THIS AGREEMENT SHALL NOT EXCEED THE AMOUNTS RECEIVED BY SUPPLIER FROM COMPANY DURING THE IMMEDIATELY PRECEDING TWELVE MONTH PERIOD.

     B. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY NOR SHALL SUPPLIER HAVE ANY LIABILITY TO END USERS OR ANY OTHER THIRD PARTY, FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO THE SOFTWARE, USE THEREOF OR FOR ANY OTHER REASON. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY AND REGARDLESS OF WHETHER THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

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     C.  THE FOREGOING LIMITATIONS OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR
     PERSONAL INJURY, INCLUDING DEATH, OR PROPERTY DAMAGE OR LIABILITY ARISING UNDER SECTION 32 (INFRINGEMENT), SECTION 28 (IDENTIFICATION), SECTION 31 (INDEMNITY), SECTION 44 (SUPPLIER'S INFORMATION), OR SECTION 49 (USE OF INFORMATION).

35. LICENSES

     No licenses, express or implied, under any patents are granted by Company to Supplier under this Agreement or an Order.

36. NON-EXCLUSIVE MARKET RIGHTS

     A. This Agreement neither grants to Supplier an exclusive right or privilege to sell to Company any or all products or services of the type described in this Agreement which Company may require, nor, except as set forth in Attachment B attached hereto, requires the purchase of any products from Supplier by Company. Company may contract with other manufacturers and suppliers for the procurement of comparable products and services. In addition, subject to the provisions of Section 54, MARKETING EFFORTS, Company shall, at its sole discretion, decide the extent to which Company will market advertise, promote, support or otherwise assist in further offering of the products and services contained in this Agreement.

     B. Sublicenses by Company under this Agreement shall be initiated by the placement of an Order by Company which Orders are subject to Supplier's acceptance and such Order shall not restrict the right of Company to cease Sublicensing nor require Company to continue any level of Sublicensing.

37. NONWAIVER

     No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement or an Order shall be construed as a waiver of such term, right or condition.

38. NOTICES

     A. Any notice, demand or other communication (other than an Order) which under the terms of this Agreement or otherwise must or may be given or made by either party shall, unless specifically otherwise provided in this Agreement, be in writing and shall be given or made by certified mail, return receipt requested or by an overnight courier service, which provides the sender with written record of delivery, and shall be addressed to the respective parties as follows:

    To Supplier: CEMAX, INC.
     47281 MISSION FALLS COURT
     FREMONT, CA 94539
     ATTN: TERRY ROSS

    To Company: AT&T CORP.
     Guilford Center 1
     185 and Mount Hope Church Road
     Greensboro, NC 27420
     Attn: Purchasing -- Data Systems, Products and Services

     B. Such notice, demand or other communication (other than an Order) shall be deemed to have been given or made when received, or if not received by reason of fault of addressee, when delivered. The above addresses may be changed at any time by giving thirty (30) days' prior written notice as above provided.

39. PLANT RULES AND GOVERNMENT CLEARANCE

     All persons furnished by a party shall, while on the premises of the other party, comply with all plant rules and regulations and, where required by Government regulations, submit satisfactory clearance from the United States Department of Defense and other federal authorities concerned.

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

40. PRICE ADJUSTMENT

     If, during the term of this Agreement, Supplier's published suggested list fees are reduced from their current level as set forth in Attachment A, then the fees contained in ATTACHMENT A shall be reduced accordingly to fairly reflect such reduction in suggested list fees.

41. RELEASES VOID

     Subject to each parties' respective confidentiality procedures, neither Supplier nor Company shall require waivers or releases of any personal rights from representatives or customers of the other in connection with visits to its premises, and both parties agree that no such releases or waivers shall be pleaded by them or third persons in any action or proceeding.

42. SEVERABILITY

     If any of the provisions of this Agreement or an Order shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement or Order, but rather the entire Agreement or Order shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties shall be construed and enforced accordingly.

43. SOURCE PROGRAMS AND TECHNICAL DOCUMENTATION

     SOURCE CODE ESCROW (a) Escrow Agent. Immediately upon execution of this Agreement, Supplier shall enter into an escrow agreement or use one of its existing escrow agreement with an escrow agent, and Supplier shall deposit the Software with an escrow agent selected by Supplier and reasonably acceptable to Company ("Escrow Agent"), the full source code language of the Software (including but not limited to flow charts, algorithms, formulas and all technical documentation), as well as source code for Updates to the Software (together referred to as the "Source Code"), within
     [ *                * ] after the same becomes available. An Escrow Agent
     shall act as custodian of the Source Code as long as this Agreement shall be in effect. Escrow Agent shall establish a receptacle in which the Source Code will be placed and shall place the receptacle under the control of one officer of Escrow Agent selected by Escrow Agent from time to time, whose identity shall be available to the parties at all times. Company shall have the right to audit the contents of the escrow, subject to confidentiality restrictions acceptable to Supplier and terms and conditions agreed upon by Escrow Agent.

     (b)  Insolvency. Upon the occurrence of any one of the following events:
     (i) the filing of a petition for bankruptcy by Supplier, or the making of an assignment for the benefit of creditors or similar proceedings; (ii) liquidation of Supplier; (iii) Supplier's material breach of its Software maintenance obligations under this Agreement, and failure to cure within
     [ *         * ] after receiving written notification of such material
     breach; Company may submit a written affidavit under penalty of perjury specifying the occurrence of one of the foregoing events and making request to Escrow Agent for release of the Source Code ("Affidavit Notice"). Company's request shall be made by Company's Purchasing Representative and shall set forth the facts indicating that one of the events described above had occurred and is continuing to occur and that Company is entitled to a copy of the Source Code. Company shall provide Supplier with a copy of its written request. Escrow Agent is hereby authorized to provide Company, upon Company's Affidavit Notice, a copy of the Source Code.

     (c)  Escrow Fees. The fees of the Escrow Agent shall be paid by Company.

     (d) Use of Source Code. Company shall only have the right to use the Source Code for the purpose of maintaining the Software and for supporting End-Users in accordance with the terms and conditions of this Agreement and for no other purpose. Company will maintain the Software received from Escrow Agent strictly in confidence using at least the same degree of care that Company uses to protect its own most confidential Source Code.

     (e) Company shall have the right to continue to purchase the Software from Escrow Agent or receiver per terms and conditions of this Agreement.

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44. SUPPLIER'S INFORMATION

     Except for source code released pursuant to Section 43, no specifications, drawings, sketches, models, tools, computer or other apparatus programs, technical or business information or data, written, oral or otherwise, furnished by Supplier to Company under this Agreement or an Order or in contemplation of this Agreement or an Order shall be considered by Supplier to be confidential or proprietary. If Supplier must furnish any such information to Company with restrictions, it shall only be furnished after negotiation and execution on behalf of Company of a separate written agreement specifically identifying the documents to be furnished and setting forth the rights and obligations of Company with respect thereto. Further, there are no limitations on Company's use of Software except as otherwise agreed to in the clauses CENTRALIZED MAINTENANCE, LICENSE GRANT and TITLE, however, full title to and ownership of the Software shall remain in Supplier or Supplier's licensor, as applicable.

     This clause SUPPLIER'S INFORMATION shall not alter the rights and obligations of the parties with respect to Information properly delivered to Company pursuant to separate NONDISCLOSURE AGREEMENTS, including the NONDISCLOSURE AGREEMENT between Company and Supplier of even date herewith.

     This clause SUPPLIER'S INFORMATION does not affect Supplier's rights under any patent, trademark, or copyright.

     Notwithstanding the above, Company will protect software received from Supplier with the same degree of care that Company uses to protect its own software that it does not wish to become public knowledge.

     With respect to source code released pursuant to Section 43, software source code may be furnished under this Agreement or an Order with restrictions if it is in human-readable form and clearly marked as proprietary. Company, for ten (10) years after the delivery of the software source code, shall hold the software source code in confidence, shall use the software source code only as provided in Section 43, and shall not disclose the software source code to any third party without prior written approval of Supplier. Company shall not be liable for the inadvertent or accidental disclosure of source code, if the disclosure occurs despite the exercise of the same degree of care as Company normally takes to preserve its own proprietary information of a similar nature, but in no event less than reasonable care.

     These restrictions on the use or disclosure of software source code shall not apply to software source code:

     i. independently developed by or for Company, or lawfully received from another source free of restriction and without breach of this Agreement; or

     ii. which is or becomes generally available to the public without breach of this Agreement; or

     iii. which at the time of disclosure was known to Company free of restriction and evidenced by a writing in its possession; or

     iv.  which was not marked as proprietary when furnished to Company.

     The software source code shall remain the property of Supplier and shall be returned upon written request or upon Company's determination that it no longer has a need for the software source code. Company may, however, retain one (1) copy of all written materials returned to provide an archival record of the disclosure.

45. SURVIVAL OF OBLIGATIONS

     Either party's obligations under this Agreement or an Order, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement or an Order, including, by way of illustration only and not limitation, those in the clauses COMPLIANCE WITH LAWS, INFRINGEMENT, INSURANCE, INDEMNITY, LIMITATION OF LIABILITY, RELEASES VOID, USE OF INFORMATION and WARRANTY, shall survive termination, cancellation or expiration of this Agreement or an Order.

46. TAXES

     Company shall pay any foreign, state and local sales, use, value-added, withholding, customs duties and other similar taxes which may be imposed upon the charges specified in an Order, unless an exemption

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

     certificate is furnished by Company to Supplier. Such taxes shall be billed to Company as separate items. Supplier shall assume and pay all other taxes. If there is any question concerning an exemption certificate furnished by Company, Supplier shall advise Company thereof immediately. All payments by Company shall be made without reduction for any withholding taxes and shall be the sole responsibility of Company, and Company will provide Supplier with official receipts or such other evidence as is reasonably requested by Supplier to establish that such taxes have been paid.

47. TRAINING

     Supplier shall provide at times and locations to be agreed upon by the parties the training specified in Attachment A at the rates specified in Attachment A. Company shall arrange with Supplier, at Company's expense, for at least one (1) qualified employee of Company to attend Supplier's training program in the use and operation of the Software. In the event of termination of the employment of such employee, Company shall notify Supplier in writing of such termination, and of the name of another qualified employee, who shall, at Company's expense, attend and complete Supplier's training program within thirty (30) days of the date of such termination.

48. TITLE

     Title to all Software and any copies of the Software and portions thereof shall remain in Supplier or Supplier's licensors as applicable. The Software is copyrighted by Supplier, and Company shall not make any copies of the Software, except as expressly permitted in Sections 8 and 9.A above. All Software used or distributed by Company will maintain the Supplier copyright message and other copyright notices, patent markings and information contained within the Software. Company shall not modify the Software or reverse engineer, reverse assemble, decompile, or otherwise attempt to derive source code from the Software. Except as provided in the clause titled SOURCE CODE ESCROW, no rights with respect to Software source code are granted to Company.

     Company will not (in the absence of Supplier's express written consent) (i) copy or permit the copying of any tapes or written materials pertaining to the Software for distribution to other parties except as expressly permitted herein, or (ii) use or authorize the use of the Software on equipment other than the designated computers set forth in Attachment F.

     Company agrees to affix Supplier's notices to all copies of the Software made by Company and shall extend to such copies no less protection than is required to be extended to the original thereof.

49. USE OF INFORMATION

     Any specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, software, technical or business information or data, written, oral or otherwise expressed, owned or controlled by Company and furnished to or acquired by Supplier under this Agreement or an Order or in contemplation of the Agreement or an Order, shall remain the Company's property. All copies of such Information in written, graphic or other tangible form shall be returned to the Company at its request. Unless such Information was (i) previously known to Supplier free of any obligation to keep it confidential, or has been or is subsequently made public by the Company, or (ii) has been independently developed by Supplier, or (iii) has been received by Supplier from a third party without obligation of confidentiality, or (iv) must be disclosed pursuant to applicable federal, state or local law, or regulatory or judiciary or other legal process, provided Supplier has notified Company prior to the required disclosure and, to the extent reasonably possible, has given Company an opportunity to contest the required disclosure, it shall not be disclosed to third parties by Supplier, and shall be used only in filling of Orders or performing under this Agreement or Order or as otherwise agreed in writing. Notwithstanding the foregoing, Supplier shall have the right to continue to use End User lists for all purposes after termination of this Agreement.

50. VARIATION OF QUANTITY

     Unless otherwise specified in an Order, Company assumes no liability for material produced, processed or shipped in excess of the amount specified in any Order placed with Supplier.

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

51. CLAUSE HEADINGS

     The headings of the clauses in this Agreement are inserted for convenience only and are not intended to affect the meaning and interpretation of this Agreement.

52. ENTIRE AGREEMENT

     This Agreement shall incorporate the written provisions on the face of Company's Orders issued pursuant to this Agreement and agreed to by Supplier; and this Agreement as supplemented by such provisions shall constitute the entire agreement between Company and Supplier with respect to the subject matter of an Order, superseding all prior oral and written quotations, communications, agreements and understandings of Supplier and Company in respect of the subject matter of the Order. This Agreement shall not be modified or rescinded, except by a writing signed by both parties. Printed provisions of the reverse side of Company's Orders shall be deemed deleted. Additional or different terms inserted in this Agreement or an Order by Supplier, or deletions thereto, whether by alterations, addenda, or otherwise, shall be of no force and effect, unless expressly consented to by Company in writing. Estimates furnished by Company shall not constitute commitments. The provisions of this Agreement supersede all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.

53. MOST FAVORED CUSTOMER

     If Supplier licenses the Software for fees that are lower than those stated herein to similarly situated distributors pursuant to agreements of the same scope and containing substantially similar terms and conditions, Supplier will offer such lower fees to Company. Subject to Supplier's confidentiality obligations to third parties, if Supplier licenses the Software for fees that are lower than those stated herein to similarly situated distributors pursuant to agreements of the same scope and containing volume commitments more favorable to Supplier than those contained herein, Supplier will offer to Company such lower fees if Company agrees in writing to the same volume commitments.

54. MARKETING EFFORTS

     Company agrees to creatively market the Software and to use reasonable efforts to refer to Supplier as one of its preferred vendors for medical imaging products. Supplier agrees to use reasonable efforts to refer to Company as one of its preferred vendors for networking and communications products. The parties further agree to issue a joint press release and will use best efforts to issue such press release within fifteen (15) days after the Effective Date.

55. ARBITRATION

     Any dispute or claim arising out of or in relation to this Agreement or the interpretation, making, performance, breach or termination thereof, shall be finally settled by binding arbitration under the Commercial Rules and Supplementary Procedures for Large, Complex Disputes of the American Arbitration Association as presently in force ("Rules") and by three (3) arbitrators appointed in accordance with said Rules. Judgment on the award rendered may be entered in any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, California, U.S.A. The parties may apply to any court of competent jurisdiction for temporary or permanent injunctive relief, without breach of this Section 55 and without any abridgment of the powers of the arbitrator.

56. EXPORT CONTROL

     Company understands and acknowledges that Supplier is subject to regulation by agencies of the U.S. Government, including, but not limited to, the U.S. Food and Drug Administration and the U.S. Department of Commerce, which regulate and/or prohibit export or diversion of certain software, products and technology to certain countries. Any and all obligations of Supplier to supply Software as well as any other technical information or assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of software, technology and products abroad by persons subject to the jurisdiction of the United States, including without limitation the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, Bureau of Import Administration. Company agrees to cooperate with Supplier, including, without limitation, providing required documentation, in order to obtain export licenses or exemptions therefrom.

     Company shall at its own expense, make, obtain, and maintain in force at all times during the term of this Agreement, all filings, registrations, reports, licenses, permits and authorizations (collectively "Authorizations") in order for Company to perform its obligations and exercise its rights under this Agreement. To the extent permitted by law, Company shall obtain such authorizations in Supplier's name. Supplier shall provide Company with such assistance as Company may reasonably request in making or obtaining any such Authorizations. In the event that the issuance of any Authorization is conditioned upon an amendment or modification to this Agreement which is unacceptable to Supplier, Supplier shall have the right to terminate this Agreement without further obligation whatsoever to Company.

IN WITNESS WHEREOF, the parties have executed this Agreement at the respective dates entered below.

                CEMAX, INC.                                       AT&T CORP.
By:                                              By:
Name:                                            Name:
Title:                                           Title:
Date:                                            Date:

                                  ATTACHMENT A

                SALES RESOURCES, SOFTWARE LIST FEES AND TRAINING

                                 ATTACHMENT A-1

                                SALES RESOURCES

Supplier shall provide marketing and reasonable and appropriate sales resources to Company to help pursue opportunities identified by Company. Company agrees to pay for all sales, training, and travel expenses incurred by Supplier to work and close Company business. Company shall give prior written approval to Supplier on the required Supplier resources and expenses on a monthly basis, and Supplier shall observe Company guidelines given by Company's Technical Representative.

                                 ATTACHMENT A-2

                               SOFTWARE LIST FEES

                                [TO BE ATTACHED]

                                    [ LOGO ]

                                      LIST
                                   PRICE BOOK

                                 SEPTEMBER 1994

                             STRICTLY CONFIDENTIAL

                             NOT TO BE PHOTOCOPIED

ISSUED TO: AT&T
PRICE BOOK NUMBER: 1
#999550 REV C

                               TABLE OF CONTENTS

SECTION 1: IMAGE DISPLAY PRODUCTS
ClinicalViewTM (Single Monitor)..................................................    Page 3
ClinicalViewTM (Dual Monitor)....................................................    Page 4
DiagnosticViewTM (Single Monitor)................................................    Page 5
DiagnosticViewTM(Dual Monitor)...................................................    Page 6
VIPstation20TM...................................................................    Page 7
VIPstationTM Software Options....................................................    Page 8
HomeViewTM Software -- PC and Mac................................................    Page 9
SECTION 2: IMAGE/NETWORK MANAGEMENT PRODUCTS
ImageServerTM....................................................................    Page 10
HomeViewTM Server................................................................    Page 11
ArchiveManagerTM 1.0.............................................................    Page 12
SECTION 3: IMAGE ACQUISITION PRODUCTS
Laser Digitizer and QA Station...................................................    Page 13
ScanLinks........................................................................    Page 14
Digital Connects.................................................................    Page 15
VIP Tape Readers.................................................................    Page 16
SECTION 4: FILMING PRODUCTS
Network Film ServerTM............................................................    Page 17
Direct Filming Option............................................................    Page 17
Network Filming Option...........................................................    Page 17
SECTION 5: DISPLAY OPTIONS
20" Color Monitor................................................................    Page 18
SECTION 6: HARD DISK STORAGE OPTIONS.............................................    Page 19
SECTION 7: RAID STORAGE OPTIONS..................................................    Page 20
SECTION 8: HARDWARE OPTIONS
32 MB Ram Memory.................................................................    Page 21
FDDI Network Interface...........................................................    Page 21
5 GB 8mm Tape Drive..............................................................    Page 21
High Density Magnetic Tape Drive.................................................    Page 21
Color Printer....................................................................    Page 21
Trackball UI Device..............................................................    Page 21
Remote Diagnostic Kit............................................................    Page 21
ATM Network Option...............................................................    Page 21
ClinicalView(TM) 20/50 (Dual Monitor)............................................    Page 22
DiagnosticView(TM) 20/50 (Dual Monitor)..........................................    Page 22
SECTION 9: SYSTEM UPGRADES
ClinicalView(TM) Single to Dual Monitor Upgrade..................................    Page 23
DiagnosticView(TM) Single to Dual Monitor Upgrade................................    Page 23
ClinicalView(TM) Dual to DiagnosticView(TM) Dual Monitor.........................    Page 23
VIPstation2(TM) to VIPstation20(TM) Upgrade......................................    Page 24
VIP1.3 to VIP1.4 Software Upgrade................................................    Page 24
SECTION 10: SERVICE AND TRAINING
Service Contracts................................................................    Page 25
Additional Product Training......................................................    Page 26

                                   SECTION 1

                             IMAGE DISPLAY PRODUCTS

                                 CLINICALVIEWTM
                                (SINGLE MONITOR)

                                                                                      LIST
                                                                                     -------
CLINICALVIEWTM SINGLE MONITOR STATION:...........................................    [ *    * ]
(PART #100-2019-0000)
  VIEWING SOFTWARE:
     - 2D image review
     - Interactive WW and WL display
     - Image Pan and Zoom
     - Screen reforming
     - Image orientation, flip and rotate
     - Next/previous image, page, & patient functions
     - Access to Cemax patient database and folders
     - Review of 3D images, produced by host VIPstationTM
     - Based on industry-standard X-window/Motif (GUI)
     - Supports one 1280 X 1600 resolution grayscale monitor
     - DICOM 3.0 storage class user/provider
  STANDARD SUN HOST COMPUTER:
     - SUN SPARC 5/70
     - SUN SPARC RISC processor operating at 57 SPECint 92
     - 64 MB main memory, expandable to 256 MB
     - SBUS system bus with 32 bit address and data bus width
     - Ethernet interface with 10 Mbits/second data rate
     - One high resolution (1280 X 1600) 24 inch grayscale monitor with keyboard and optical mouse
     - 1 GB internal hard disk
     - SCSI - 2 port, 10 MB/sec
CLINICALVIEWTM SINGLE MONITOR STATION SOFTWARE ONLY:.............................    [ *    * ]
(PART #700-2012-0000)

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                 CLINICALVIEWTM
                                 (DUAL MONITOR)

                                                                                      LIST
                                                                                     -------
CLINICALVIEWTM DUAL MONITOR STATION:.............................................    [ *    * ]
(PART #100-2020-0000)
  VIEWING SOFTWARE:
     - 2D image review
     - Interactive WW and WL display
     - Image Pan and Zoom
     - Screen reformatting
     - Image orientation, flip and rotate
     - Next/previous image, page, & patient functions
     - Access to Cemax patient database and folders
     - Review of 3D images, produced by host VIPstationTM
     - Based on industry-standard X-window/Motif (GUI)
     - Supports two 1280 X 1600 resolution grayscale monitors
     - Seamless integration between monitors
     - DICOM 3.0 storage class user/provider
  STANDARD SUN HOST COMPUTER:
     - SUN SPARC 5/70
     - SUN SPARC RISC processor operating at 57 SPECint 92
     - 64 MB main memory, expandable to 256 MB
     - SBUS system bus with 32 bit address and data bus width
     - Ethernet interface with 10 Mbits/second data rate
     - Two high resolution (1280 X 1600) 24 inch grayscale monitors with keyboard and optical mouse
     - 1 GB internal hard disk
     - SCSI - 2 port, 10 MB/sec
CLINICALVIEWTM DUAL MONITOR STATION SOFTWARE ONLY:...............................    [ *    * ]
(PART #700-2013-0000)

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                DIAGNOSTICVIEWTM
                                (SINGLE MONITOR)

                                                                                      LIST
                                                                                     -------
DIAGNOSTICVIEWTM SINGLE MONITOR STATION:.........................................    [ *    * ]
(PART #100-2062-000)
  VIEWING SOFTWARE:
     - High resolution image viewing
     - 2D image review
     - Interactive WW and WL display
     - Image Pan and Zoom
     - Screen reformatting
     - Image orientation, flip and rotate
     - Next/previous image, page, & patient functions
     - Access to Cemax patient database and folders
     - Review of 3D images, produced by host VIPstationTM
     - Based on industry-standard X-window/Motif (GUI)
     - Supports one 2048 scanline grayscale monitor
     - DICOM 3.0 storage class user/provider
  STANDARD SUN HOST COMPUTER:
     - SUN SPARC 5/85
     - SUN SPARC RISC processor operating at 64 SPECint 92
     - 64 MB main memory, expandable to 256 MB
     - SBUS system bus with 32 bit address and data bus width
     - Ethernet interface with 10 Mbits/second data rate
     - One SBUS compatible ultra high resolution 2048 scanline grayscale graphics adapters
     - One ultra high resolution 2048 scanline grayscale portrait monitor with keyboard and optical mouse
     - 1 GB internal hard disk
     - SCSI - 2 port, 10 MB/sec
     - Integrated input/output audio capability
DIAGNOSTICVIEWTM SINGLE MONITOR STATION SOFTWARE ONLY:...........................    [ *    * ]
(PART #700-2041-0000)

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                DIAGNOSTICVIEWTM
                                 (DUAL MONITOR)

                                                                                      LIST
                                                                                     -------
DIAGNOSTICVIEWTM DUAL MONITOR STATION:...........................................    [ *    * ]
(PART #100-2063-0000)
  VIEWING SOFTWARE:
     - High resolution image viewing
     - 2D image review
     - Interactive WW and WL display
     - Image Pan and Zoom
     - Screen reformatting
     - Image orientation, flip and rotate
     - Next/previous image, page, & patient functions
     - Access to Cemax patient database and folders
     - Review of 3D images, produced by host VIPstationTM
     - Based on industry-standard X-window/Motif (GUI)
     - Supports two 2048 scanline grayscale monitors
     - Seamless integration between monitors
     - DICOM 3.0 storage class user/provider
  STANDARD SUN HOST COMPUTER:
     - SUN SPARC 5/85
     - SUN SPARC RISC processor operating at 64 SPECint 92
     - 64 MB main memory, expandable to 256 MB
     - SBUS system bus with 32 bit address and data bus width
     - Ethernet interface with 10 Mbits/second data rate
     - Two SBUS compatible ultra high resolution 2048 scanline grayscale graphics adapters
     - Two ultra high resolution 2048 scanline grayscale portrait monitors with keyboard and optical mouse
     - 1 GB internal hard disk
     - SCSI - 2 port, 10 MB/sec
     - Integrated input/output audio capability
DIAGNOSTICVIEWTM DUAL MONITOR STATION SOFTWARE ONLY:.............................    [ *    * ]
(PART #700-2042-0000)

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                 VIPSTATION20TM

                                                                                      LIST
                                                                                    --------
CEMAX "VIPSTATION20TM":.........................................................    [ *    * ]
(PART #100-2073-0000)
  CEMAX VIPsoftwareTM CT/MRI CLINICAL SOFTWARE WITH:
     - 2D/3D Clinical Workstation
     - Volumetric and Surface Rendering reconstruction software
     - Icon user interface
     - Image creation and viewing for 2D and 3D
     - Automatec protocols
     - System status
     - System control with Retrieve/Archive
     - SpineProbeTM clinical application module
     - Voxel projection for MRI angiography
     - Interactivity and speed
     - Lifesize image creation and filming
     - Unattended filming capability
     - On-line help menu programmed into application software
     - DICOM 3.0 storage class user/provider
  STANDARD SUN HOST COMPUTER:
     - SUN SPARC 20/50
     - SUN SPARC RISC processor operating at 69.2 SPECint 92
     - SPARC floating point processor with 1 MB super cache memory
     - 64 MB main memory, expandable to 256 MB
     - SBUS system bus with 64 bit address and data bus width
     - Ethernet interfaces with 10 Mbits/second data rate
     - 16.7 million color pallette
     - High resolution 17 inch color monitor with keyboard and optical mouse
     - Integrated input/output audio capability
     - 2.1 GB magnetic hard disk
     - 5.0 GB 8mm ExabyteTM cartridge tape subsystem
CEMAX "VIPSTATION20TM" SOFTWARE ONLY:...........................................    [ *    * ]
8MM TAPE - (PART #700-2000-0000)
1/4" TAPE - (PART #700-2003-0000)

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                             VIPSOFTWARETM OPTIONS

                                                                                      LIST
                                                                                     -------
TOOTHPIXTM DENTAL IMAGING SOFTWARE MODULE........................................    [ *    * ]
(PART #700-2010-0000)
     - Pre-surgical planning of endosseous-integrated implants
     - User definable curve for panoramic view and cut parameters
     - Generation of lifesize images
     - Cross sectional obliques
IMAGEXCHANGE SOFTWARE............................................................    [ *    * ]
(PART #700-2011-0000)
     - Converts images from VIP to Macintosh PICT or PC TIFF
     - Mac & SPARC must be equipped with appropriate communications, software and hardware

                        HOMEVIEWTM SOFTWARE -- PC OR MAC

                                                                                      LIST
                                                                                     -------
HOMEVIEWTM SOFTWARE -- PC OR MAC:................................................    [ *    * ]
     - 8bit image store and display
     - Simple 2D image processing
PC BASED REVIEW STATION (NOT INCLUDED)
(PART #700-2043-0000)
     - Microsoft Windows 3.X based applications
     - Intel 386+.8 MB Ram and SVGA minimum PC requirements
                         OR
MAC BASED REVIEW STATION (NOT INCLUDED)
(PART #700-2044-0000)
     - Macintosh System 7.X based applications
     - Motorola 68030+.8 MB Ram and SBGA minimum Mac requirements

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 2

                       IMAGE/NETWORK MANAGEMENT PRODUCTS

                                 IMAGESERVERTM

                                                                                      LIST
                                                                                     -------
IMAGESERVERTM:...................................................................    [ *    * ]
(PART #100-2021-0001)
  IMAGESERVERTM SOFTWARE:
     - Patient/image folder concept
     - Distributed database
     - Client/server network architecture
     - Archive Manager Reading
     - DICOM 3.0 storage class user/provider
     - Network management and administration
     - Complete system control
     STANDARD SUN HOST COMPUTER:
     - SUN SPARC 20/50
     - SUN SPARC RISC processor operating at 69.2 SPECint 92
     - SPARC floating point processor with 1 MB super cache memory
     - 64 MB main memory, expandable to 256 MB
     - SBUS system bus with 64 bit address and data bus width
     - Ethernet interface with 10 Mbits/second data rate
     - 16.7 million color pallette
     - High resolution 17 inch color monitor with keyboard and optical mouse
     - Integrated input/output audio capability
     - 1.05 GB internal disk drive
     - 1.44 MB internal floppy drive
IMAGESERVERTM SOFTWARE ONLY:.....................................................    [ *    * ]
(PART #700-2014-0000)

                               HOMEVIEWTM SERVER

                                                                                      LIST
                                                                                     -------
HOMEVIEWTM SERVER:...............................................................    [ *    * ]
(PART #100-2067-0000)
  HOMEVIEWTM SERVER:
     - Hospital based 8 bit teleradiology server
     - Based on industry standard hardware (486 PC)
     - Modem for standard dial-up phone lines at 28 Kbps transmission rate
     - Variable resolution/compression
     - Auto routing to preselected physician's home

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                              ARCHIVEMANAGERTM 1.0

                                                                                      LIST
                                                                                     -------
ARCHIVEMANAGERTM 1.0:............................................................    [ *    * ]
(PART #100-2068-0000)
  ARCHIVE SOFTWARE:
     - 5.0 GB 8MM D.A.T. digital archive
     - On-line search of directory of archived data
     - Creation of archive folders
     - Search by Patient Name, I.D., and Modality
     - Media cost approximately $3 per GB
  STANDARD SUN HOST COMPUTER:
     - SUN SPARC 5/70
     - SUN SPARC RISC processor operating at 57 SPECint 92
     - 32 MB main memory, expandable to 256 MB
     - SBUS system bus with 32 bit address and data bus width
     - Ethernet interface with 10 Mbits/second data rate
     - One 15 inch color monitors (1024 X 768 resolution)
     - 2 X 536 MB internal hard disks
     - 8.0 GB 8mm ExabyteTM cartridge tape subsystem
ARCHIVEMANAGERTM SOFTWARE ONLY:..................................................    [ *    * ]
(PART #700-2045-0000)

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 3

                           IMAGE ACQUISITION PRODUCTS

                              LASER FILM DIGITIZER

                                                                                      LIST
                                                                                     -------
LASER FILM DIGITIZER PREFERRED PACKAGE (INCLUDING QA STATION):...................    [ *    * ]
(PART #100-2022-0000)
  LUMISYS LUMISCAN 150 DIGITIZER:
     - Fixed resolution (2048 over 8"-14")
     - 12 bits grayscale resolution
     - Scan rate up to 75 lines per second
     - Density resolution 0.001 optical density
     - Density range of 0 to 3.5 optical density
     - SCSI interface
  QA STATION VIEWING SOFTWARE:
     - 2D image review
     - Interactive WW and WL display and save
     - Orientation correction
     - Support for patient demographic input
     - Destination selection and transmit
     - DICOM 3.0 storage class user/provider
  QA STATION STANDARD SUN HOST COMPUTER:
     - SUN SPARC 5/70
     - SUN SPARC RISC processor operating at 57 SPECint 92
     - 32 MB main memory, expandable to 256 MB
     - SBUS system bus with 32 bit address and data bus width
     - Ethernet interface with 10 Mbits/second data rate
     - 15 inch color monitor (1024 X 768 resolution)
     - 2 X 535 MB internal hard disks
QA STATION SOFTWARE ONLY:........................................................    [ *    * ]
(PART #700-2039-0000)

                                   SCANLINKS

                                                                                      LIST
                                                                                     -------
SCANLINK I: (PART #100-2031-0000)................................................    [ *    * ]
     - Direct link connection to a   -   scanner,
     - Standard scanner must be equipped with appropriate interface and software for system communication.
     - Scanner may need additional upgrade at customer's expense.
     - Customer to purchase and route all cables.

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                                                                      LIST
                                                                                     -------
SCANLINK II: (PART #100-2028-0000)...............................................    [ *    * ]
     - Direct link connection to a   -   scanner.
     - Standard scanner must be equipped with appropriate interface and software for system communication.
     - Scanner may need additional upgrade at customer's expense.
     - Customer to purchase and route all cables.
SCANLINK III: (PART #100-2038-0000)..............................................    [ *    * ]
     - Direct link connection to a   -   scanner.
     - Standard scanner must be equipped with appropriate interface and software for system communication.
     - Scanner may need additional upgrade at customer's expense.
     - Customer to purchase and route all cables.
SCANLINK IV/QA STATION: (PART #100-2053-0001)....................................    [ *    * ]
     - Direct link connection to a   -   digitizer/CR.
     - Standard digitizer/CR must be equipped with appropriate interface and software for system communication.
     - Digitizer/CR may need additional upgrade at customer's expense.
     - Customer to purchase and route all cables.
QA STATION VIEWING SOFTWARE:
     - 2D image review
     - Interactive WW and WL display and save
     - Orientation correction
     - Support for patient demographic input
     - Destination selection and transmit
     - DICOM 3.0 storage class user/provider
QA STATION STANDARD SUN HOST COMPUTER:
     - SUN SPARC 5/70
     - SUN SPARC RISC processor operating at 57 SPECint 92
     - 32 MB main memory, expandable to 256 MB
     - SBUS system bus with 32 bit address and data bus width
     - Ethernet interfacers with 10 Mbits/second data rate
     - 15 inch color monitor (1024 X 768 resolution)
     - 2 X 535 MB internal hard disks
SCANLINK IV/QA STATION SOFTWARE ONLY:............................................    [ *    * ]
(PART #700-2036-0000)
SCANLINK V: (PART #100-2070-0000)................................................    [ *    * ]
     - Direct Digital Video Interface
     - Digital and keyboard entry of demographics
     - 486 EISA Bus ethernet network connection
     - Filming Keypad

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                DIGITAL CONNECTS

               MANUFACTURER                       PART NUMBER               DESCRIPTION
- -------------------------------------------     ----------------      -----------------------
GE 9800 CT (Non-Advantage)                      P #100-2028-0000      ScanLinkTMII
GE Signa 1.5 MR (Non-Advantage)                 P #100-2029-0000      ScanLinkTMII
GE Signa 1.5 MR (Advantage up to 4.6)           P #100-2030-0000      ScanLinkTMII
GE 9800 HiLight CT (Advantage)                  P #100-2031-0000      ScanLinkTMI
GE HiSpeed Ct (Advantage)                       P #100-2032-0000      ScanLinkTMI
GE Signa 1.5 MR (Advantage 5X)                  P #100-2033-0000      ScanLinkTMI
Hitachi MRI                                     P #100-2034-0000      ScanLinkTMIII
Imatron Ultrafast CT                            P #100-2035-0000      ScanLinkTMI
Philips CX CT                                   P #100-2036-0000      ScanLinkTMIII
Philips LX CT                                   P #100-2037-0000      ScanLinkTMIII
Philips SR CT                                   P #100-2038-0000      ScanLinkTMIII
Philips MR                                      P #100-2039-0000      ScanLinkTMIII
Picker IQ/PQ CT                                 P #100-2040-0000      ScanLinkTMI
Picker 1200SX CT/Level II                       P #100-2041-0000      ScanLinkTMII
Picker Vista/HPQ MR                             P #100-2042-0000      ScanLinkTMII
Siemens DR3 CT                                  P #100-2043-0000      PACSNet ScanLinkTMIII
Siemens DRH CT                                  P #100-2044-0000      PACSNet ScanLinkTMIII
Siemens Somatom Plus CT                         P #100-2045-0000      PACSNet ScanLinkTMIII
Siemens Magnetom MR                             P #100-2046-0000      PACSNet ScanLinkTMIII
Toshiba 600 CT                                  P #100-2047-0000      ScanLinkTMIII
Toshiba 900 CT                                  P #100-2048-0000      ScanLinkTMIII
Toshiba Xpeed/XpressTM                          P #100-2049-0000      ScanLinkTMI
Toshiba MRT 35 MR                               P #100-2050-0000      ScanLinkTMI
Toshiba Access MR                               P #100-2051-0000      ScanLinkTMI
Toshiba MRT 50 MR                               P #100-2052-0000      ScanLinkTMIII
Toshiba MRT 150 MR                              P #100-2053-0000      ScanLinkTMIII
DuPont CR                                       P #100-2054-0000      ScanLinkTMI
Kodak CR (via DICOM 3.0)                        P #100-2055-0000      ScanLinkTMI
ACR-NEMA 2.0                                    P #100-2056-0000      ScanLinkTMI
ACR-NEMA DICOM 3.0                              P #100-2057-0000      ScanLinkTMI
QA Station Interface                            P #100-2058-0000      ScanLinkTMIV
(Fuji CR & Lumisys digitizer)

         [ *     * ] FOR INSTALLATION IF BOUGHT AS STAND-ALONE CONFIGURATION

NOTES: - Standard scanner must be equipped with appropriate interface and software for system communication.

       - Scanner may need additional upgrade at customer's expense.

       - Up to 400 feet cable length from the scanner.

       - Customer responsible for all network components.

       - Customer to purchase and route all cable.

CONFIDENTIAL TREATMENT REQUESTED

                                VIP TAPE READERS

             MANUFACTURER                                 DESCRIPTION                    LIST
- ---------------------------------------     ---------------------------------------     ------
GE 9800 (CT)                                Reads image & patient data from a           [ *     * ]
(Part #700-2016-0000)                       standard 9 track archive tape
GE Advantage (CT)                           Reads image & patient data from a           [ *     * ]
(Part #700-2017-0000)                       standard 9 track archive tape
GE Pace (CT)                                Reads image & patient data from a           [ *     * ]
(Part #700-2018-0000)                       standard 9 track archive tape
GE Signa (MR)                               Reads image & patient data from a           [ *     * ]
(Part #700-2019-0000)                       standard 9 track archive tape
Imatron/Ultrafast (CT)                      Reads image & patient data from a           [ *     * ]
(Part #700-2020-0000)                       standard 9 track archive tape
Philips LX/SR (CT)                          Reads image & patient data from a           [ *     * ]
(Part #700-2021-0000)                       standard 9 track archive tape
Picker IQ/PQ (CT)                           Reads image & patient data from an 8mm      [ *     * ]
(Part #700-2022-0000)                       ExabyteTM tape drive
Picker 1200SX/Level II (CT)                 Reads image & patient data from a           [ *     * ]
(Part #700-2023-0000)                       standard 9 track archive tape
Picker MR (MR)                              Reads image & patient data from a           [ *     * ]
(Part #700-2024-0000)                       standard 9 track archive tape
Siemens DRH (CT)                            Reads image & patient data from a           [ *     * ]
(Part #700-2025-0000)                       standard 9 track archive tape
Siemens Magnetom MR (MR)                    Reads image & patient data from a           [ *     * ]
(Part #700-2026-0000)                       standard 9 track archive tape
Siemens Somatom Plus (CT)                   Reads image & patient data from a           [ *     * ]
(Part #700-2027-0000)                       standard 9 track archive tape
Toshiba Xpeed/XpressTM (CT)                 Reads image & patient data from a  1/4      [ *     * ]
(Part #700-2028-0000)                       inch cassette drive
Toshiba MRT 35/Access (MR)                  Reads image & patient data from a           [ *     * ]
(Part #700-2029-0000)                       standard 9 track archive tape

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 4

                                FILMING PRODUCTS

                                                                                      LIST
                                                                                     -------
NETWORK FILM SERVER:.............................................................    [ *     * ]
(PART #100-2023-0001)
  SERVER SOFTWARE:
     - Film spooling software allows background filming capability
     - Choice of laser camera for redundant, mirrored & remote filming
     - NOTE: 3M/Kodak/DuPont/Fuji/Agfa laser camera must be configured with multi-modality unit and a digital port for CEMAX LaserLinkTM
     STANDARD SUN HOST COMPUTER:
     - SUN SPARC 5/70
     - SUN SPARC RISC processor operating at 57 SPECint 92
     - 32 MB main memory, expandable to 256 MB
     - SBUS system bus with 32 bit address and data bus width
     - Ethernet interface with 10 Mbits/second data rate
     - 2 X 535 MB internal hard disk
     - SBUS hardware and software to control sending images digitally to
       3M/Kodak/DuPont/Fuji/Agfa laser camera
     LASERLINKTM CAMERA INTERFACE INCLUDING:
     - SBUS hardware and software to control sending images digitally to
       3M/Kodak/DuPont/Fuji/Agfa laser camera
     - Film spooling software allows background filming capability
     - Software for automatic filming after processing of 2D/3D images
     - NOTE: 3M/Kodak/DuPont/Fuji/Agfa laser camera must be configured with multi-modality unit and a digital port for CEMAX LaserLinkTM
NETWORK FILM SERVER SOFTWARE ONLY:...............................................    [ *     * ]
(PART #700-2039-0000)
DIRECT FILMING OPTION:...........................................................    [ *     * ]
(PART #100-2026-0000)
     - Direct Filming connection to selected laser camera
     - Film spooling software allows background filming capabilities
     - Error message support and job resume
     - Filming format and copy control
     - SBUS hardware and software to control sending image digitally to
       3M/Kodak/DuPont/Fuji/Agfa laser camera
NETWORK FILMING OPTION:..........................................................    [ *     * ]
(PART #700-2030-0000)
     - Enables selected network station to film over the network to a selected
       Direct Filming node or Network Film Server
     - Film spooling software allows background filming capabilities
     - Selection of supported laser camera on the network
     - Error message support and job resume
     - Filming format and copy control
     - User interface icon controlled

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 5

                                DISPLAY OPTIONS

                                                                                       LIST
                                                                                      ------
20 INCH COLOR MONITOR:............................................................    [ *     * ]
(PART #500-1001-0000)
  VIEWING SOFTWARE:
     - 1152 (h) X 900 (v) pixels at 76HZ
     - Must be ordered with original product order

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 6

                       STANDARD HARD DISK STORAGE OPTIONS

                                                                                      LIST
                                                                                    --------
2.1 GB ADDITIONAL HARD DISK DRIVE:..............................................    [ *     * ]
(PART #302-2010-0000)
     - External disk drive
     - 2.1 GB disk storage
     - SCSI-2 connection
4 GB ADDITIONAL HARD DISK DRIVE:................................................    [ *     * ]
(PART #302-2025-0000)
     - External disk drive
     - 4 GB disk storage
     - SCSI-2 connection
9 GB ADDITIONAL HARD DISK DRIVE:................................................    [ *     * ]
(PART #302-2026-0000)
     - External disk drive
     - 9 GB disk storage
     - SCSI-2 connection
18 GB ADDITIONAL HARD DISK DRIVE:...............................................    [ *     * ]
(PART #302-2027-0000)
     - External disk drive
     - 18 GB disk storage
     - SCSI-2 connection
27 GB ADDITIONAL HARD DISK DRIVE:...............................................    [ *     * ]
(PART #302-2028-0000)
     - External disk drive
     - 27 GB disk storage
     - SCSI-2 connection
36 GB ADDITIONAL HARD DISK DRIVE:...............................................    [ *
(PART #302-2029-0000)                                                                        * ]
     - External disk drive
     - 36 GB disk storage
     - SCSI-2 connection
45 GB ADDITIONAL HARD DISK DRIVE:...............................................    [ *
(PART #302-2030-0000)                                                                        * ]
     - External disk drive
     - 45 GB disk storage
     - SCSI-2 connection
54 GB ADDITIONAL HARD DISK DRIVE:...............................................    [ *
(PART #302-2043-0000)                                                                       * ]
     - External disk drive
     - 54 GB disk storage
     - SCSI-2 connection

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 7

                              RAID STORAGE OPTIONS

                                                                                      LIST
                                                                                    --------
4 GB ADDITIONAL RAID STORAGE:...................................................    [ *     * ]
(PART #302-2037-0000)
     - External enclosure
     - 4 GB disk storage
     - SCSI - 2 connection
8 GB ADDITIONAL RAID STORAGE:...................................................    [ *     * ]
(PART #302-2038-0000)
     - External enclosure
     - 8 GB disk storage
     - SCSI - 2 connection
12 GB ADDITIONAL RAID STORAGE:..................................................    [ *     * ]
(PART #302-2039-0000)
     - External enclosure
     - 12 GB disk storage
     - SCSI - 2 connection
24 GB ADDITIONAL RAID STORAGE:..................................................    [ *     * ]
(PART #302-2031-0000)
     - External enclosure
     - 24 GB disk storage
     - SCSI - 2 connection
32 GB ADDITIONAL RAID STORAGE:..................................................    [ *     * ]
(PART #302-2032-0000)
     - External enclosure
     - 32 GB disk storage
     - SCSI - 2 connection
48 GB ADDITIONAL RAID STORAGE:..................................................    [ *     * ]
(PART #302-2033-0000)
     - External enclosure
     - 48 GB disk storage
     - SCSI - 2 connection

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 8

                                HARDWARE OPTIONS

                                                                                      LIST
                                                                                    --------
32 MB ADDITIONAL MEMORY.........................................................    [ *     * ]
(PART #302-2022-0000)
  - Improves multi-tasking operation
  - Enhances ability of the workstation to deal with very large data sets
HIGH SPEED FDDI NETWORK OPTION..................................................    [ *
(PART #100-2027-0000)                                                                       * ]
  - 100 Mbits per second (per node)
  - TCP/IP communication protocol
  - Provides connection to installed FDDI network
     (more than two nodes requires additional network technology)
     (bridges, hubs, routers, cables and connectors not included)
  - NOTE: At least two nodes are needed at initial purchase
5 GB 8 MM TAPE DRIVE SYSTEM.....................................................    [ *     * ]
(PART #302-2035-0000)
  - Economical mass storage of data on standard 5.0 GB 8mm cassette
  - NOTE: SPARC will only support two tapes drives
HIGH DENSITY MAGNETIC TAPE DRIVE................................................    [ *     * ]
(PART #306-2000-0000)
  - Self-loading 9 track tape drive
  - 800/1600/3200/6250 Bpi tape drive
MITSUBISHI COLOR PRINTER........................................................    [ *     * ]
(PART #316-2001-0000)
  - High resolution: 1280 X 1218 image
  - 16.7 million color palette
  - Mirror mode for printing overhead transparencies
  - True color quality
  - Sublimination dye thermal transfer printing process
  - Two picture sizes: Standard 7.87 inch X 5.83 inch and large 9.13 inch X 7.87 inch
TRACKBALL UI DEVICE.............................................................    [ *     * ]
(PART #500-2048-0000)
  - Trackball Device
REMOTE DIAGNOSTIC KIT...........................................................    [ *     * ]
(PART #100-2065-0000)
  - Includes Modem and 5 GB 8mm Tape Drive
  - Allows for faster services response times
  - Supports remote hardware diagnostics
  - Supports remote software diagnostics
  - Allows remote software installation upgrade
  - Customer must supply direct dedicated phone line

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                                                                      LIST
                                                                                    --------
ATM NETWORK OPTION..............................................................    [ *
(PART #100-2069-0000)                                                                      * ]
  - 155 Mbits per second (per node)
  - TCP/IP communication protocol
  - Provides connection to installed ATM network
     (more than two nodes requires additional network technology)
     (bridges, hubs, routers, cables and connectors not included)
  - NOTE: At least two nodes are needed at initial purchase
CLINICALVIEWTM 20/50 DUAL MONITOR STATION:......................................    [ *     * ]
(PART #100-2064-0000)
  VIEWING SOFTWARE:
     - 2D image review
     - Interactive WW and WL display
     - Image Pan and Zoom
     - Screen reformatting
     - Image orientation, flip and rotate
     - Next/previous image, page, & patient functions
     - Access to Cemax patient database and folders
     - Review of 3D images, produced by host VIPstationTM
     - Based on industry-standard X-window/Motif (GUI)
     - Supports two 1280 X 1600 resolution grayscale monitors
     - Seamless integration between monitors
     - DICOM 3.0 storage class user/provider
  STANDARD SUN HOST COMPUTER:
     - SUN SPARC 20/50
     - SUN SPARC RISC processor operating at 69.2 SPECint 92
     - SPARC floating point processor with 1 MB super cache memory
     - 64 MB main memory, expandable to 256 MB
     - SBUS system bus with 64 bit address and data bus width
     - Ethernet interfaces with 10 Mbits/second data rate
     - Two high resolution (1280 X 1600) 24 inch grayscale monitors with keyboard and optical mouse
     - 1.05 GB internal disk drive
     - SCSI - 2 port, 10 MB/sec

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                                                                      LIST
                                                                                    --------
DIAGNOSTICVIEWTM 2050 DUAL MONITOR STATION:.....................................    [ *     * ]
(PART #100-2074-0000)
  VIEWING SOFTWARE:
     - High resolution image viewing
     - 2D image review
     - Interactive WW and WL display
     - Image Pan and Zoom
     - Screen reformatting
     - Image orientation, flip and rotate
     - Next/previous image, page, & patient functions
     - Access to Cemax patient database and folders
     - Review of 3D images, produced by host VIPstationTM
     - Based on industry-standard X-window/Motif (GUI)
     - Supports two scanline grayscale monitors
     - Seamless integration between monitors
     - DICOM 3.0 storage class user/provider
  STANDARD SUN HOST COMPUTER:
     - SUN SPARC 20/50
     - SUN SPARC RISC processor operating at 69.2 SPECint 92
     - SPARC floating point processor with 1 MB super cache memory
     - 64 MB main memory, expandable to 256 MB
     - SBUS system bus with 64 bit address and data bus width
     - Ethernet interfaces with 10 Mbits/second data rate
     - Two SBUS compatibe ultra high resolution 2048 scanline grayscale graphics adapters
     - Two ultra high resolution 2048 scanline grayscale portrait monitors with keyboard and optical mouse
     - Integrated input/output audio capability
     - 1.05 GB internal disk drive
     - SCSI - 2 port, 10 MB/sec

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 9

                                SYSTEM UPGRADES

                                                                                      LIST
                                                                                     -------
CLINICALVIEWTM SINGLE TO DUAL MONITOR UPGRADE:...................................    [ *     * ]
(PART #100-2025-0000)
     - Software support for two 1280 X 1600 monitors
     - Seamless integration between monitors
     - Additional SBUS high resolution 1280 X 1600 graphics card
     - Additional 1280 X 1600 grayscale monitor
     - Subject to available SBUS slots
SOFTWARE ONLY UPGRADE:...........................................................    [ *     * ]
(PART #100-2015-0000)
     - Software support for two 1280 X 1600 monitors
     - Seamless integration between monitors
DIAGNOSTICVIEWTM SINGLE TO DUAL MONITOR UPGRADE:.................................    [ *     * ]
(PART #100-2071-0000)
     - Software support for two 2048 scanline monitors
     - Seamless integration between monitors
     - Additional SBUS high resolution graphics card
     - Additional 2048 scanline grayscale portrait monitor
     - Subject to available SBUS slots
SOFTWARE ONLY UPGRADE:...........................................................    [ *     * ]
(PART #700-2046-0000)
     - Software support for two 2048 scanline monitors
     - Seamless integration between monitors
CLINICALVIEWTM DUAL TO DIAGNOSTICVIEWTM DUAL MONITOR:............................    [ *     * ]
(PART #100-2072-0000)
     - Software support for two 2048 scanline monitors
     - Seamless integration between monitors
     - Additional SBUS high resolution graphics card
     - Replace two 1280 X 1600 grayscale monitors with two 2048 scanline grayscale portrait monitors
     - Subject to available SBUS slots
SOFTWARE ONLY UPGRADE:...........................................................    [ *     * ]
(PART #700-2047-0000)
     - Software support for two 2048 scanline monitors
     - Seamless integration between monitors

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                                                                      LIST
                                                                                     -------
"VIPSTATION2TM" TO "VIPSTATION20TM" UPGRADE:.....................................    [ *     * ]
(PART #100-2066-0000)
CEMAX VIPsoftwareTM CT/MRI CLINICAL SOFTWARE WITH:
- - 2D/3D Clinical Workstation
- - Volumetric and Surface Rendering reconstruction software
- - Icon user interface
- - Image creation and viewing for 2D and 3D
- - Automated protocols
- - System status
- - System control with Retrieve/Archive
- - SpineProbeTM clinical application module
- - Voxel projection for MRI angiography
- - Interactivity and speed
- - Lifesize image creation and filming
- - Unattended filming capability
- - On-line help menu programmed into application software
STANDARD SUN HOST COMPUTER:
- - SUN SPARC 20/50
- - SUN SPARC RISC processor operating at 69.2 SPECint 92
- - SPARC floating point processor with 1MB super cache memory
- - 64 MB main memory, expandable to 256 MB
- - SBUS system bus with 64 bit address and data bus width
- - Ethernet interfaces with 10 Mbits/second data rate
- - 16.7 million color pallette
- - High resolution 17 inch color monitor with keyboard and optical mouse
- - Integrated input/output audio capability
- - 2.1 GB magnetic hard disk
NOTE: THIS UPGRADE IS A CHASSIS SWAP. THE CUSTOMER USES EXISTING EXTERNAL DISK AND TAPE
      DRIVES.
VIP1.3 SOFTWARE TO VIP1.4 SOFTWARE UPGRADE:......................................    [ *     * ]
(PART #700-2038-0000)
VIEWING SOFTWARE:
- - Integration to CEMAX distributed database
- - Patient folder creation
- - DICOM 3.0 storage class user/provider

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                   SECTION 10

                              SERVICE AND TRAINING

                               SERVICE CONTRACTS

                                                                                   LIST
                                                                           --------------------
STANDARD 12 MONTH SERVICE AGREEMENT FOR STANDARD SYSTEM:                       [ *       * ]
     - 12 month hardware agreement including all parts, travel and labor (per year)
     - 12 month software agreement including all standard updates and maintenance
     - Service premium is paid quarterly in advance
     - Guaranteed 98% uptime
EXTENDED 48 MONTH SERVICE AGREEMENT FOR STANDARD SYSTEM:                   [ *               * ]
     - 48 month hardware agreement including all parts, travel and labor (per year)
     - 48 month software agreement including all standard updates and maintenance
     - Service premium is paid quarterly in advance
     - Guaranteed 98% uptime
STANDARD 12 MONTH SERVICE PARTNER AGREEMENT FOR STANDARD SYSTEM:                [ *     * ]
     - Service partner provides first level service. Cemax provides second level support
     - 12 month hardware agreement including all parts, travel and labor (per year)
     - 12 month software agreement including all standard updates and maintenance
     - Service premium is paid quarterly in advance
     - Guaranteed 98% uptime
EXTENDED 48 MONTH SERVICE PARTNER AGREEMENT FOR STANDARD SYSTEM:           [ *              * ]
     - Service partner provides first level service. Cemax provides second level support
     - 48 month hardware agreement including all parts, travel and labor (per year)
     - 48 month software agreement including all standard updates and maintenance
     - Service premium is paid quarterly in advance
     - Guaranteed 98% uptime

NOTES: - All products include a 6 month service warranty upon purchase.

       - Network systems must be individually quoted.

       - Customer responsible for all network components.

       - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                        ADDITIONAL APPLICATIONS PRODUCT TRAINING

                                                                                      LIST
                                                                                     -------
VIP TRAINING AT CEMAX:...........................................................    [ *     * ]
     - Product training of one additional person at CEMAX
     - One week duration (4 days a week/8 hours a day)
     - All expenses included
VIP TRAINING AT THE CLIENT'S SITE:...............................................    [ *     * ]
     - Product training of two persons at the client's site
     - One week duration (4 days a week/8 hours a day)
     - All expenses included

- - Customer responsible for all network components.
- - Customer to purchase and route all cables.

CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT A-3

                                    TRAINING

TRAIN THE TRAINER -- APPLICATIONS:

     First Class -- Tuition Waived

     Second through "N" number of Classes

        -- [ *                 * ]

END USER TRAINING -- APPLICATIONS:

     [ *                      * ]

SERVICE AND INSTALLATION TRAINING:

     First Two (2) Classes are at [ *     * ]

     Third through "N" number of Classes

        -- [ *        * ] per person plus expenses



CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT B

                          LICENSE AND MAINTENANCE FEES

IN CONSIDERATION FOR SUPPLIER GRANTING COMPANY A [ *            * ] discount
off Supplier's Suggested List Fee (See Appendix B Pages 1-23 for list prices as of September 15, 1994), Company will submit six month rolling forecasts to Supplier stating Company's anticipated monthly Orders on a per Software product
basis. Company also agrees that it will order at least [ *                * ]
[ *       * ] of Supplier Software (in any mix) and pay to Supplier at least
[ *                      * ] in License Fees within the first 18 months of
this Agreement, which period shall commence on the Effective Date. If at the end of the initial 18 months, Company has paid to Supplier less than [ *
    * ] in License Fees, Company will pay to Supplier the balance within thirty days after the expiration of the initial 18 month period.

FURTHERMORE in consideration for Supplier granting to Company a [ *
   * ] discount off Supplier's Suggested List Fee (See Appendix B Pages 1-23 for list prices as of September 15, 1994), Company agrees to place an initial order
for Supplier Software in the amount of [ *     * ] immediately and will, unless
Company has paid to Supplier an additional [ *     * ] by December 31, 1994 for
Software licenses or Sublicenses, pay to Supplier an additional [ *     * ] by
December 31, 1994. Such payments totaling [ *     * ] in 1994 shall reduce the
[ *     * ] commitment specified in the first paragraph of this Attachment B
to [ *       * ].

FURTHERMORE in consideration for Supplier granting to Company a [ *
 * ] discount off Supplier's Suggested List Fee (See Appendix B Pages 1-23 for list prices as of September 15, 1994), Company agrees to provide an initial business plan to Supplier within two weeks after the Effective Date. Company also agrees to share, on a continuing basis appropriate business plan information with Supplier (subject to confidentiality agreements) so that Supplier can plan and schedule appropriate resources to Company to meet product and delivery plans.

MAINTENANCE FEES

Supplier shall provide the maintenance specified in Sections 3, 4, and 5 of Attachment C free of charge during the period commencing on the Effective Date
and expiring [ *       * ] thereafter. Following such initial [ *
     * ] period and during the term of this Agreement, Supplier shall provide such maintenance at Supplier's standard rates then in effect.



CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT C

                           STANDARD MAINTENANCE TERMS

1.   DEFINITIONS

     1.1 "Error" shall mean a software problem or documentation error which causes a failure of Supplier's unmodified Software to operate in accordance with its Documentation.

     1.2 "Workaround" shall mean a modification or "patch" of the Software or an alteration to the configuration at the end user customer's site, which may be of a temporary or interim nature, to help avoid an Error.

     1.3 "Business Day" shall mean a business day, which shall exclude weekends and Supplier holidays.

2.   SCOPE OF MAINTENANCE

     This Exhibit sets forth the parties' rights and responsibilities with respect to Supplier's maintenance of the unmodified Software and Updates thereto.

3.   TELEPHONE SUPPORT

     Supplier shall provide a reasonable telephone hotline support available Monday through Friday (9:00 a.m. to 5:00 p.m. Pacific Time), excluding Supplier holidays, to answer questions by Company concerning Software Errors within the scope of this Agreement. Supplier also will maintain one technician on a 24 hour paging service, [ * ] days per week who will respond to calls within one (1) Business Day. All support requests shall be coordinated and channeled through Company. Company shall be responsible for costs of return calls by Supplier to destinations outside of the United States.

4.   CORRECTION OF SOFTWARE ERRORS

     4.1 Supplier agrees to use all reasonable efforts to acknowledge Software Errors reported to Supplier by Company and to use all reasonable efforts to provide Workarounds and Updates to correct such Errors. Maintenance will be provided by Supplier during the term of the Distribution Agreement for the current Update and the most recent prior Update of the Software. Supplier does not warrant that Workarounds will be provided in every case, or that Errors will be corrected in Supplier Updates in every case. In addition, in some cases the Software may not conform to Documentation because of a Documentation Error, rather than a Software Error, in which case Supplier shall provide corrections to, or corrected, Documentation.

     4.2 All Updates shall become part of the Software that is updated. Company acknowledges that implementation of Updates may require modification to end user customer files, configurations, and/or making other changes necessitated by the Error correction.

     4.3 If Supplier determines that the problem reported by Company is outside the scope of this Section, Supplier shall notify Company and reserves the right to charge Company at its then current standard hourly rates. If Supplier agrees to continue furnishing services related to such a problem, such services shall be deemed to be Special Services pursuant to Section 6 below.

     4.4 Emergency Service:

        A SEVERITY LEVEL 1 ERROR is classified by Company as one which (i) renders the Software inoperative; or (ii) causes the Software to fail catastrophically. Supplier shall respond to Company's written notification of a severity level 1 Error provided in accordance with the
        provisions of this Attachment C within [ *     * ] after notification
        thereof and communicate Supplier's plan for using reasonable efforts to resolve such severity level 1 Error. After Supplier's initial response to a severity level 1 Error, Supplier agrees to initiate a verbal report
        to Company every [ *            * ] that a severity level 1 Error is
        outstanding (except weekends and Supplier holidays).

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CONFIDENTIAL TREATMENT REQUESTED

        A SEVERITY LEVEL 2 ERROR is any Error that significantly degrades the performance of the Software or materially restricts use of the Software by Company's internally designated maintenance organization, designated pursuant to Section 15 of the Agreement. Supplier shall use its reasonable efforts to eliminate the Error within fifteen (15) days after written notification thereof in accordance with the provisions of this Agreement.

        A SEVERITY LEVEL 3 Error is any Error that causes only a minor impact on the use of the Software. Supplier may include the Fix for the Error in the next major releases of the Software.

5. "UPDATES" shall have the meaning set forth in Section 16 of the Agreement. Supplier agrees to provide to Company one copy of each new Software Update at no charge to Company, other than the applicable maintenance fee, issued by Supplier during the term of this Agreement.

6.   SERVICES FEES

     The Software maintenance specified in Sections 3, 4, and 5 of this Attachment C shall be provided by Supplier at Supplier's maintenance rates specified in Attachment B. All Software maintenance which Company requests, and which Supplier in its discretion, agrees to provide, and which is not specifically provided pursuant to Sections 3, 4, and 5 of this Attachment C, shall be provided at Supplier's then current billing rates therefor ("Special Services"). Special Services offered by Supplier as of the Effective Date are set forth in Attachment G. This shall also include all services provided by Supplier, at Company's request, other than during than Supplier's normal working hours at Supplier's California headquarters. Special Services shall be invoiced by Supplier monthly and shall be payable within thirty (30) days after receipt of invoice for which Special Services are invoiced.

7.   RESPONSIBILITIES OF COMPANY

     Company shall be responsible for:

     -- ensuring that its End User customers that are provided maintenance pursuant to Software Maintenance Agreements incorporate and install Error corrections, Workarounds, and Updates

     --  reporting Errors promptly, in English

     -- promptly paying all maintenance fees and other amounts payable hereunder under this Agreement in accordance with the terms of this Agreement

     -- providing all direct contact with Company's customers deemed necessary by Supplier

     -- providing sufficient information for Supplier to duplicate the circumstances indicating a reported Software defect or Error as described in the Documentation or as determined by Supplier in Supplier's reasonable judgment

     -- providing all reasonable cooperation to Supplier with respect to Supplier's furnishing of maintenance hereunder

     --  providing all communications to Supplier in the English language

                                  ATTACHMENT D

                               DISABLING DEVICES

     The Software has a software licensing mechanism that could disable operation of the Software. Supplier will furnish to Company configuration tables necessary to create license files. Each copy of the Software has a unique identification number called the "hostid". The license file is created for this specific hostid number.

                                  ATTACHMENT E

                           TRADEMARKS AND TRADENAMES

CEMAX
PerfectVision
DiagnosticView
ClinicalView
VIPStation
QAStation
Network Film Server
ImageServer
ArchiveManager

                                  ATTACHMENT F

                              DESIGNATED COMPUTERS

                           [TO BE COMPLETED BY AT&T]

                                  ATTACHMENT G

                                SPECIAL SERVICES

     The maintenance services set forth in Sections 3, 4 and 5 of Attachment C may be obtained by Company seven days a week, twenty-four hours per day ("7x24 Support") on an "all or none basis". For purposes of this Attachment G, "all or none basis" means that if Company elects 7x24 Support, Company must pay 7x24 Support maintenance fees for every copy of the Software licensed or Sublicensed by Company hereunder. Maintenance fees for 7x24 Support will be Supplier's standard rates then in effect for 7x24 Support. Supplier's standard rate for 7x24 Support as of the Effective Date is an annual per copy fee equal to [ *
      * ] of Supplier's then current Software per copy list fee. Maintenance fees for such support shall be payable for each copy of the Software licensed or Sublicensed by Company.

                                       153

CONFIDENTIAL TREATMENT REQUESTED